UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Peter V. Bonanno, Esq.	Copies to:
Goldman, Sachs & Co.	Jack W. Murphy, Esq.
One New York Plaza	Dechert LLP
New York, New York 10004	1775 I Street, N.W.
Washington, DC 20006

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: December 31

Date of reporting period: December 31, 2008

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Goldman Sachs Funds

Annual Report	December 31, 2008

Select Satellite Funds
Absolute Return Tracker Fund
Commodity Strategy Fund
International Real Estate Securities
Real Estate Securities

Goldman Sachs Select Satellite Funds

■	GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

■	GOLDMAN SACHS COMMODITY STRATEGY FUND

■	GOLDMAN SACHS INTERNATIONAL REAL ESTATE SECURITIES

■	GOLDMAN SACHS REAL ESTATE SECURITIES

TABLE OF CONTENTS

Principal Investment Strategies and Risks	1
Letters to Shareholders and Performance Summaries	3
Schedules of Investments	26
Financial Statements	36
Notes to the Financial Statements	42
Financial Highlights	60
Report of Independent Registered Public Accounting Firm	68
Other Information	69

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS SELECT SATELLITE FUNDS

Principal Investment Strategies and Risks

This is not a complete list of risks that may affect the Funds. For additional information concerning the risks applicable to the Funds, please see the Funds’ Prospectuses.

The Goldman Sachs Absolute Return Tracker Fund seeks to achieve investment results that approximate the performance of the GS-ART Index. The GS-ART Index is a benchmark index that seeks to replicate the investment returns of hedge fund betas (i.e., that portion of the returns of hedge funds, as a broad asset class, that results from market exposure rather than manager skill). The Fund intends to invest in financial instruments that may provide short or long exposure to the various indices that comprise the GS-ART Index. The Fund’s performance may not match, and may vary substantially from, that of the GS-ART Index. The Fund may make investments in swaps, futures and forward contracts, structured notes and other derivative instruments. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; risks of default by a counterparty, and the risks that transactions may not be liquid. The Fund is subject to the risks associated with short selling of securities. Short selling involves leverage of the Fund’s assets and presents various other risks. Because the Fund must first borrow a security to establish a short position, there is a risk that a security will not be available at a particular time or an acceptable price and therefore the Fund may not be able to implement its investment strategy. In addition, the Fund may be obligated to cover its short position at a higher price than the short price, resulting in a loss. Losses on short sales are potentially unlimited as a loss occurs when the value of a security sold short increases. Note that short selling involves sophisticated investment techniques that have the potential to add additional risk to a portfolio. The Fund is not appropriate for all investors.

The Goldman Sachs Commodity Strategy Fund invests in a portfolio of commodity index-linked securities (including leveraged and unleveraged structured notes), other commodity-linked securities and derivative instruments that provide exposure to the performance of the commodities markets, and other fixed income and debt instruments. The Fund is subject to the risk that exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. Derivative instruments may involve a high degree of financial risk. These risks include the risks that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; risks of default by a counterparty; and the risks that the transactions may not be liquid. The Fund may also invest in foreign securities, which may be more volatile than investments in U.S. securities and will be subject to the risks of currency fluctuations and sudden economic or political developments. The Fund may also invest in non investment grade fixed income securities, which are considered speculative. Non-investment grade fixed income securities and unrated securities of comparable credit quality are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations. The Fund is non-diversified and may invest more of its assets in fewer issuers than diversified funds. Accordingly, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio and to greater losses resulting from these developments.

The Goldman Sachs International Real Estate Securities Fund invests primarily in a portfolio of equity investments in issuers that are primarily engaged in or related to the real estate industry outside the United States, including Real Estate Investment Trusts (“REITs”). Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs whose underlying properties are concentrated in a particular industry or geographic region are also subject to risks affecting such industries and regions. The securities of REITs involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements because of interest rate changes, economic conditions and other factors. The Fund’s investments, especially in real estate industry companies that hold mortgages, may be subject to interest rate risks. Foreign and emerging markets securities may be more volatile than U.S. securities and are subject to the risks of currency fluctuations and sudden economic or political developments. Because the Fund concentrates its investments in specific industry sectors, the Fund is subject to greater risk of loss as a result of adverse economic, business or other developments affecting these sectors than if its investments were diversified across different

GOLDMAN SACHS SELECT SATELLITE FUNDS

industry sectors. The Fund may be especially subject to the risk that the liquidity of particular portfolio securities will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions, whether or not accurate. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all. Because the Fund invests primarily in issuers related to the real estate industry, its net asset value may fluctuate substantially overtime and its performance may be substantially different from the returns of the broader stock market. The Fund may make investments in derivative instruments, including options and financial futures. Derivative instruments may be illiquid, difficult to price, and leveraged, so that a small movement in the price of an underlying security may result in disproportionate losses to the Fund. The Fund may participate in the Initial Public Offering (IPO) market. The market value of IPO shares may fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The Fund is non-diversified and may invest more of its assets in fewer issuers than diversified funds. Accordingly, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio and to greater losses resulting from these developments.

The Goldman Sachs Real Estate Securities Fund invests primarily in a portfolio of equity investments in issuers related to the real estate industry, including Real Estate Investment Trusts (“REITs”). Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs whose underlying properties are concentrated in a particular industry or geographic region are also subject to risks affecting such industries and regions. The securities of REITs involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements because of interest rate changes, economic conditions and other factors. The Fund’s investments, especially in real estate industry companies that hold mortgages, may be subject to interest rate risks. Because the Fund concentrates its investments in specific industry sectors, the Fund is subject to greater risk of loss as a result of adverse economic, business or other developments affecting these sectors than if its investments were diversified across different industry sectors. The Fund may be especially subject to the risk that the liquidity of particular portfolio securities will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions, whether or not accurate. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all. Because the Fund invests primarily in issuers related to the real estate industry, its net asset value may fluctuate substantially over time and its performance may be substantially different from the returns of the broader stock market. The Fund may participate in the Initial Public Offering (IPO) market. The market value of IPO shares may fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, and the small number of shares available for trading and limited information about the issuer. The Fund is non-diversified and may invest more of its assets in fewer issuers than diversified funds. Accordingly, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio and to greater losses resulting from these developments.

PORTFOLIO RESULTS

Absolute Return Tracker Fund

Dear Shareholder:

This report provides an overview on the performance of the Goldman Sachs Absolute Return Tracker Fund during the period from its inception on May 30, 2008 through December 31, 2008.

Performance Review

During the period from its inception on May 30, 2008 through December 31, 2008, the Fund’s Class A, C, Institutional, IR and R Shares generated cumulative total returns, without sales charges, of −14.20%, −14.60%, −14.00%, −14.10% and −14.30% respectively. These returns compare to the −12.62% and −25.31% cumulative total return of the Fund’s benchmarks, the Goldman Sachs Absolute Return Tracker Index (the “GS-ART Index”) and the Credit Suisse/Tremont AllHedge Index, respectively, over the same time period.

Fund Objective

The Fund seeks to approximate the returns of the GS-ART Index. The GS-ART Index is a benchmark index that seeks to replicate the investment returns of hedge fund betas (i.e., that portion of the returns of hedge funds, as a broad asset class, that results from market exposure rather than manager skill).

Portfolio Review and Highlights

While disappointing on an absolute basis, the Fund’s results were quite strong relative to other asset classes, especially given the extremely tough market conditions. As we entered 2008, most financial markets had enjoyed a long period of relatively stable economic growth and rising prices. However, in 2008, and especially during the latter half of the year, events shook investor confidence to its foundation. Concern about decreasing home values and increasing mortgage delinquencies caused the values of sub-prime mortgages to plunge. This was further exacerbated by a global economic slowdown.

As confidence in mortgages evaporated, so did liquidity. The uncertainty quickly spread to every other area of the credit market, and indeed to nearly every asset class from equities to commodities. For the reporting period, the S&P 500 and S&P Commodity Indexes declined by −34.5% and −58.7%, respectively. Hedge funds outperformed both the S&P 500 and the S&P Commodity Indexes, declining −19.5% as measured by the CS Tremont Hedge Fund Index.

The GS-ART Index fared better, declining only −12.62%.

The Fund seeks to attain its objective by investing in various indices that comprise the GS-ART Index (each such index, a “Component Market Factor”). At the end of the reporting period, the Component Market Factors are investable indices reflecting the following categories: Equities, Commodities, Fixed Income, Credit and Volatility.

■	Equities — Led by stocks outside the US, global equities fell substantially and were extremely volatile. In the US, small companies generally outperformed large companies. Emerging markets stocks fell the most, primarily in response to a precipitous decrease in

PORTFOLIO RESULTS

oil prices and fears of a global recession. This detracted from performance as the Fund has had a net long exposure to equities since its inception in May 2008.

■	Fixed Income — Short-term interest rates fell sharply, steepening the yield curve amid a massive “flight to quality” and demand for low-risk, short-maturity US Treasury notes. This also detracted from performance as the Fund was net short fixed income since its inception.

■	Commodities — Oil and other types of energy, which comprise most of the commodities markets, experienced sharp price declines. These were not a component of the ART Fund until the very end of the year, having little impact on performance. However, a long position in precious metal commodities (including gold and silver) has been a component of the Fund since its inception. Gold and silver ended the reporting period down, but by only −5.4% as measured by the S&P GSCI Precious Metals Index. As a result, the Fund’s position had a slightly negative effect on performance.

■	Credit — Defaults steadily increased from record low levels at the beginning of 2008, and several large issuers defaulted or nearly defaulted on their debt. Investor risk aversion and liquidity pressure increased sharply, and as a result, credit spreads widened to record levels. This benefited the Fund as it was “short” credit exposure — in other words, its exposure performed as if it had “bought” or was “long” protection from default.

■	Volatility — Equity volatility increased steadily throughout the reporting period, finishing 2008 at a level not seen since late 2002 and at levels during the fourth quarter never seen before. Although volatility is a component of the ART market factor universe, it has so far not been a statistically significant factor in explaining hedge fund performance. As a result, it was not explicitly part of the ART Index or the Fund during the period.

■	Other — The Fund had exposure to cash and foreign currencies, which contributed positively to performance through the period.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs Quantitative Strategies Group

January 21, 2009

FUND BASICS

Absolute Return Tracker Fund
as of December 31, 2008

PERFORMANCE REVIEW

May 30, 2008 (inception)–	Fund Total Return	Goldman Sachs Absolute	Credit Suisse/Tremont
December 31, 2008	(based on NAV)[1]	Return Tracker Index[2]	AllHedge Index[3]

Class A	-14.20%	-12.62%	-25.31%
Class C	-14.60	-12.62	-25.31%
Institutional	-14.00	-12.62	-25.31%
Class IR	-14.10	-12.62	-25.31%
Class R	-14.30	-12.62	-25.31%

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The Goldman Sachs Absolute Return Tracker Index is a benchmark index that seeks to replicate the investment returns of hedge fund betas (i.e., that portion of the returns of hedge funds, as a broad asset class, that results from market exposure rather than manager skill).
[3]	The Credit Suisse/Tremont Hedge Fund Index is comprised of 490 funds as of September 30, 2008. The following six funds are no longer reporting to the Credit Suisse/Tremont Hedge Fund Index: Context/TQA Global Convertible Fund, Catalyst Strategic Event Fund, JLF Offshore Fund Limited, Optima The Platinum Fund Limited (incorporated into Platinum International Fund), Anak European Fund Ltd, Fortis Alpha Strategies Convertible Arbitrage. The Index is constructed using the Credit Suisse/Tremont database of more than 5,000 hedge funds. It includes both open and closed funds located in the U.S. and offshore, but does not include fund of funds. In order to qualify for inclusion in the index selection universe, a fund must have a minimum of USD 50 million under management, a 12-month track record, and audited financial statements. Index funds are selected using a formula based on assets under management, which ensures that the Index represents at least 85% of total assets in each of ten strategy-based sectors in the selection universe. In order to minimize survivorship bias, funds are not excluded until they liquidate or fail to meet the reporting requirements. The Index is calculated as a total return index on a monthly basis, adjusted for asset in- and outflows, including a reselection according to the procedure outlined above, on a quarterly basis. It is not possible to invest directly in an unmanaged index.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS4

For The Period Ended 12/31/08	One Year	Since Inception	Inception Date

Class A	N/A	-18.90%	5/30/08
Class C	N/A	-15.45	5/30/08
Institutional	N/A	-14.00	5/30/08
Class IR	N/A	-14.10	5/30/08
Class R	N/A	-14.30	5/30/08

[4]	The Standardized Average Annual Total Returns are average annual total returns or cumulative returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns. The Fund will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less. The performance figures do not reflect the deduction of the redemption fee. If reflected, the redemption fee would reduce the performance quoted.

The returns represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above charts. Please visit www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS5

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.60%	2.14%
Class C	2.35	2.89
Institutional	1.20	1.74
Class IR	1.35	1.89
Class R	1.85	2.39

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the Investment Adviser. If this occurs, the expense ratios may change without shareholder approval.

FUND BASICS

SECTOR ALLOCATION AS OF 12/31/086

Percentage of Net Assets

[6]	The Fund is actively managed and, as such, its composition may differ over time. The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments include time deposits, if any. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities.

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Performance Summary

December 31, 2008

The following graph shows the value as of December 31, 2008, of a $10,000 investment made on May 30, 2008 (commencement of operations) in Institutional Shares (at NAV). For comparative purposes, the performance of the Fund’s benchmarks, the Goldman Sachs Absolute Return Tracker Index and the Credit Suisse/Tremont AllHedge Index, are shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C, Class R and Class IR Shares will vary from Institutional Shares due to differences in fees and sales loads. In addition to the investment adviser’s decision regarding issuer/industry investment selection and allocation, other factors may affect portfolio performance. These factors include, but are not limited to, portfolio operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the portfolio.

Absolute Return Tracker Fund’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from May 30, 2008 through December 31, 2008.

Cumulative Total Return through December 31, 2008	Since Inception*

Class A (Commenced May 30, 2008)
Excluding sales charges	–14.20%
Including sales charges	–18.90%

Class C (Commenced May 30, 2008)
Excluding contingent deferred sales charges	–14.60%
Including contingent deferred sales charges	–15.45%

Institutional Shares (Commenced May 30, 2008)	–14.00%

Class IR (Commenced May 30, 2008)	–14.10%

Class R (Commenced May 30, 2008)	–14.30%

*	Total returns for periods of less than one year represent cumulative total returns.

GOLDMAN SACHS COMMODITY STRATEGY FUND

What Differentiates the Goldman Sachs
Commodity Investment Process?

At Goldman Sachs Asset Management, L.P. (GSAM), the goal of our commodity investment process is to provide consistent, strong performance by actively managing our portfolios within a research-intensive, risk-managed framework.

Goldman Sachs’ Commodity Investment Process
Our commodity investment process emphasizes the importance of both short-term, tactical opportunities and long-term investment views. Our team-based approach to managing the Fund ensures continuity and idea sharing among some of the industry’s most experienced fixed income specialists. We pursue strong, consistent performance across commodity markets through:

The Fund invests in a portfolio of commodity index-linked securities (including leveraged and unleveraged structured notes), other commodity-linked securities and derivative instruments that provide exposure to the performance of the commodities markets, and in other fixed income and debt instruments. Its portfolio is designed to provide exposure that corresponds to the investment return of assets that trade in the commodity markets without direct investment in physical commodities.

Enhanced cash strategies capitalize on GSAM’s global fixed income expertise. The Fixed Income Team will employ the full spectrum of capabilities offered, including bottom-up strategies (credit, mortgages, governments /municipals, high yield, and emerging markets debt) and top-down strategies (duration, cross-sector, currency and country) in an attempt to enhance the return of the Fund.

A Commodity Fund that:
■ Provides exposure to the commodity markets without direct investment in physical commodities

■ Utilizes levered structured notes to seek total return while simultaneously implementing an enhanced cash strategy for additional return potential

PORTFOLIO RESULTS

Commodity Strategy Fund

Dear Shareholder:

This report provides an overview on the performance of the Goldman Sachs Commodity Strategy Fund (the “Fund”) during the one-year reporting period that ended December 31, 2008.

Performance Review

During the one-year reporting period that ended December 31, 2008, the Fund’s Class A, C, Institutional, IR and R Shares generated average annual returns of −49.23%, −49.66%, −48.96%, −49.14% and −49.39%, respectively. These returns compare to the −46.40% average annual return of the Fund’s benchmark, the S&P GSCI Commodity Index (with dividends reinvested) (the “Index”), over the same period.

During the reporting period, the Fund generated a negative absolute return and underperformed its benchmark. This underperformance was largely due to the performance of the Fund’s enhanced cash strategy.

Commodity Market Review

During the reporting period, the Index declined −46.40% with the Energy sector generating the worst results (−52.38%) and the Precious Metals sector generating the best results (+0.48%). The commodities market suffered in response to a worldwide economic crisis that intensified through the year and hurt the global financial system. Future expected demand for commodities has decreased and investors are concerned that the global recession will be even deeper than initially expected. In addition, technical factors such as forced selling, reduced risk taking, and extremely high volatility contributed to the overall negative market environment. The majority of the sectors in the Index experienced negative returns, but Energy and Industrial Metals, the two worst performing sectors, were most affected by global economic weakness and a poor appetite for investing. Although the Fund’s position in commodity-linked notes contributed to excess returns, this was offset by the poor performance of fixed income securities, which experienced negative returns. Specifically, exposure to mortgage credit and selection of mortgage backed securities, such as non-agency adjustable rate mortgages, detracted from performance.

Investment Objective

The Fund seeks long-term total return. In pursuing this objective, it seeks to maintain substantial economic exposure to the performance of the commodities markets. The Fund invests in a portfolio of commodity index-linked securities (including leveraged and unleveraged structured notes), other commodity-linked securities and derivative instruments that provide exposure to the performance of the commodities markets, and in other fixed income and debt instruments. Its portfolio is designed to provide exposure that corresponds to the investment return of assets that trade in the commodity markets without direct investment in physical commodities.

PORTFOLIO RESULTS

Portfolio Positioning

The Fund’s overall commodity positioning was generally in line with the weightings of the S&P GSCI Commodity Index. It typically targets 100% notional exposure to the Index at all times and maintains the production weightings of the commodities in the Index, so as not to impair its intrinsic inflation hedging characteristics. The cash portion of the portfolio was allocated across fixed income sectors. At the cross-sector level, the Fund had exposure to the agency, mortgage, and corporate sectors. We favored super senior AAA non-agency adjustable-rate mortgages and continue to see attractive relative value opportunities in these deeply distressed securities.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs U.S. Fixed Income Management Team

January 21, 2009

FUND BASICS

Commodity Strategy Fund
as of December 31, 2008

PERFORMANCE REVIEW

January 1, 2008–	Fund Average Annual Return	S&P GSCI
December 31, 2008	(based on NAV)[1]	Commodity Index[2]

Class A	-49.23%	-46.40%
Class C	-49.66	-46.40
Institutional	-48.96	-46.40
Class IR	-49.14	-46.40
Class R	-49.39	-46.40

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The S&P GSCI Commodity Index is a composite index of commodity sector returns, representing an unleveraged, long-only investment in commodity futures that is broadly diversified across the spectrum of commodities. Individual components qualify for inclusion in the GSCI on the basis of liquidity and are weighted by their respective world production quantities. The Index is unmanaged and the figures for the Index do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS3

For the period ended 12/31/08	One Year	Since Inception	Inception Date

Class A	-51.52%	-25.06%	3/30/07
Class C	-50.16	-23.68	3/30/07
Institutional	-48.96	-22.62	3/30/07
Class IR	-49.14	-43.49	11/30/07
Class R	-49.39	-43.76	11/30/07

[3]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 4.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns. The Fund will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less. The performance figures do not reflect the deduction of the redemption fee. If reflected, the redemption fee would reduce the performance quoted.

The returns represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above charts. Please visit www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS4

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	0.92%	1.08%
Class C	1.67	1.83
Institutional	0.58	0.74
Class IR	0.67	0.83
Class R	1.17	1.33

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the Investment Adviser. If this occurs, the expense ratios may change without shareholder approval.

SECTOR ALLOCATION5

Percentage of Net Assets

[5]	The Fund is actively managed and, as such, its composition may differ over time. The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments include time deposits, if any. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities.

GOLDMAN SACHS COMMODITY STRATEGY FUND

Performance Summary

December 31, 2008

The following graph shows the value as of December 31, 2008, of a $10,000 investment made on March 30, 2007 (commencement of operations) in Institutional Shares (at NAV). For comparative purposes, the performance of the Fund’s benchmark, the S&P GSCI Commodity Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C, Class R and Class IR Shares will vary from Institutional Shares due to differences in fees and sales loads. In addition to the investment adviser’s decision regarding issuer/industry investment selection and allocation, other factors may affect portfolio performance. These factors include, but are not limited to, portfolio operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the portfolio.

Commodity Strategy Fund’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from March 30, 2007 through December 31, 2008.

Average Annual Total Return through December 31, 2008	One Year	Since Inception

Class A (Commenced March 30, 2007)
Excluding sales charges	–49.23%	–23.09%
Including sales charges	–51.52%	–25.06%

Class C (Commenced March 30, 2007)
Excluding contingent deferred sales charges	–49.66%	–23.68%
Including contingent deferred sales charges	–50.16%	–23.68%

Institutional Shares (Commenced March 30, 2007)	–48.96%	–22.62%

Class IR (Commenced November 30, 2007)	–49.14%	–43.49%

Class R (Commenced November 30, 2007)	–49.39%	–43.76%

GOLDMAN SACHS REAL ESTATE SECURITIES FUND

What Differentiates the Goldman Sachs
Real Estate Securities Investment Process?

The Goldman Sachs International Real Estate Securities and Real Estate Securities Funds seek long-term growth of capital and dividend income by investing primarily in real estate investment trusts (REITs) on either a domestic or international basis. REITs, which offer daily liquidity have historically generated strong returns, low volatility and low correlation to traditional asset classes.

Goldman Sachs’ Real Estate Securities Investment Process

Buy high quality companies.

We seek to purchase those companies that combine the best market exposures, management teams, capital structures and growth prospects.

Buy at a reasonable price.

We seek to consistently select securities that are trading at discounts to their intrinsic value.

Diversification reduces risk.

We seek to diversify the portfolio holdings based on property type and geographic markets to manage risk without compromising returns.

Team Based:

Portfolio decisions are made by the entire team.

Continuous Scrutiny:

Daily review of market, industry and company developments.

Fundamental Analysis:

Portfolio holdings are determined by the risk reward characteristics and the team’s conviction in the overall business and management’s ability to create value.

Real estate securities portfolio that:
■ is a high quality portfolio that is strategically positioned for long-term growth potential

■ is a result of bottom-up stock selection with a focus on long-term investing

PORTFOLIO RESULTS

International Real Estate Securities Fund

Dear Shareholder:

This report provides an overview on the performance of the Goldman Sachs International Real Estate Securities Fund (the “Fund”) for the one-year reporting period that ended December 31, 2008.

Performance Review

During the one-year reporting period that ended December 31, 2008, the Fund’s Class A, Class C, Institutional and IR Shares generated average annual returns, without sales charges, of −52.04%, −52.33%, −52.25% and −51.78%, respectively. These returns compare to the −51.90% average annual return of the Fund’s benchmark, the FTSE EPRA/NAREIT Global ex-US Real Estate Index (with dividends reinvested) (the “Index”), over the same time period.

As these results indicate, it was a very difficult period for the international real estate securities market. During the reporting period, the Fund modestly underperformed its benchmark. Stock selection in Australia and Japan detracted from performance, as did the Fund’s overweight position to emerging markets and underweight to Europe. Contributing positively to performance was stock selection in Europe and Canada as well as our underweight position to Australia.

Market Review

While commercial real estate generally produces relatively stable cash flows from hard assets, the sector is also dependent on the presence of a liquid and well-priced financing environment. Due to higher costs of capital, higher risk premiums, and slowing economic growth, real estate markets are re-pricing globally across the entire capital structure. The international real estate securities market, as represented by the Index declined −51.9% for the one-year reporting period. International real estate securities underperformed international equities by nearly 9% for the year.

In terms of the individual regions, Asia ex-Pacific was mixed and Japan was the best performing market (−33.3%), while Singapore and Hong Kong underperformed, returning −55.7% and −57.8%, respectively. Europe was mixed with Continental Europe outperforming (−44.3%) and the UK underperforming (−60.9%). Canada modestly outperformed, declining −51.5%. China underperformed with a decline of −56.3%, while Australia was the worst performing market (−63.7%). In 2008, companies with balance sheet challenges — in particular, significant leverage and refinancing risk and/or large development pipelines (as opposed to ownership) — sold off the most.

Portfolio Positioning

Despite the high levels of volatility, we believe this market environment bodes well for quality-focused fundamental investors like us over the long-term. We continue to be positioned defensively in our portfolios, focusing on companies with:

■	Strong balance sheets with below average leverage levels and limited near-term refinancing risk, allowing them not only to endure but gain market-share

■	Quality assets that should be less susceptible to weakening fundamentals

PORTFOLIO RESULTS

■	Long-term leases tied to high credit quality tenants

■	Limited development exposure

■	Niche business models where demand is less GDP sensitive

■	Quality, cycle-tested management teams

Portfolio Highlights

During the reporting period, there were a number of holdings that impacted performance, including the following:

■	Unibail-Rodamco — Unibail-Rodamco owns the largest and highest producing regional shopping centers across Continental Europe, with income streams backed by several hundred tenants. The company, led by one of the most well-regarded management teams in Europe, is undertaking a redevelopment campaign intended to enhance return on invested capital and create long-term value from its portfolio. Additionally, its strong balance sheet (approximately 33% debt to enterprise value) should position it to buy assets at distressed prices in the future.

■	Hysan Development — Hysan Development is a Hong Kong landlord with a concentration of office and retail properties in the Causeway Bay area. Causeway Bay is the premier retail area in Hong Kong, especially for domestic consumption, and a good decentralized office location. With a solid balance sheet, we believe Hysan could potentially outperform its Central area peers because many of them have greater exposure to financial services tenants.

■	Hufvudstaden — Hufvudstaden owns a portfolio of high quality office and retail properties in Stockholm and Gothenburg’s central business districts. Unlike other regions, we believe Sweden’s Class A office market is still relatively strong, and Hufvudstaden is benefiting from this exposure. Not only should high quality assets outperform their lower quality peers in a downturn, in our view, but Hufvudstaden’s low leverage and limited refinancing risk should allow it to capitalize on future opportunities.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs Real Estate Securities Investment Team

January 21, 2009

FUND BASICS

International Real Estate Securities Fund
as of December 31, 2008

PERFORMANCE REVIEW

January 1, 2008–	Fund Average Annual Return	FTSE EPRA/NAREIT Global
December 31, 2008	(based on NAV)[1]	ex US Real Estate Index (Gross)[2]

Class A	-52.04%	-51.90%
Class C	-52.33	-51.90
Institutional	-52.25	-51.90
Class IR	-51.78	-51.90

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The FTSE EPRA/NAREIT Global ex US Real Estate Index is a market capitalization weighted index comprised of REITs and non-REITs within the international (global ex us) real estate securities market. The market capitalization for each constituent is adjusted for free float. It is not possible to invest directly in an unmanaged index.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS3

For the period ended 12/31/08	One Year	Since Inception	Inception Date

Class A	-54.66%	-22.80%	7/31/06
Class C	-52.80	-21.51	7/31/06
Institutional	-52.25	-20.96	7/31/06
Class IR	-51.78	-51.79	11/30/07

[3]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns. The Fund will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less. The performance figures do not reflect the deduction of the redemption fee. If reflected, the redemption fee would reduce the performance quoted.

The returns represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above charts. Please visit www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS4

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.53%	1.57%
Class C	2.28	2.32
Institutional	1.13	1.17
Class IR	1.28	1.32

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the Investment Adviser. If this occurs, the expense ratios may change without shareholder approval.

FUND BASICS

TOP 10 HOLDINGS AS OF 12/31/085

	% of Total	Line of Real Estate
Holding	Net Assets	Business	Country

Unibail-Rodamco	9.3%	Diversified	France
Mitsui Fudosan Co. Ltd.	9.2	Office	Japan
Mitsubishi Estate Co. Ltd.	8.8	Diversified	Japan
Sun Hung Kai Properties Ltd.	7.6	Diversified	Hong Kong
Westfield Group	7.3	Retail	Australia
Hongkong Land Holdings Ltd.	3.5	Office	Hong Kong
Hysan Development Co. Ltd.	3.0	Diversified	Hong Kong
British Land Co. PLC	3.0	Diversified	United Kingdom
Citicon Oyj	3.0	Retail	Finland
Hufvudstaden AB Class A	2.6	Diversified	Sweden

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

SECTOR ALLOCATION AS OF 12/31/086

Percentage of Investment Portfolio

[6]	The Fund is actively managed and, as such, its composition may differ over time. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Securities lending collateral represents 1.0% of the Fund’s net assets as of 12/31/08.

GOLDMAN SACHS INTERNATIONAL REAL ESTATE SECURITIES FUND

Performance Summary

December 31, 2008

The following graph shows the value as of December 31, 2008, of a $10,000 investment made on July 31, 2006 (commencement of operations) in Institutional Shares (at NAV). For comparative purposes, the performance of the Fund’s benchmark, the FTSE EPRA/NAREIT Global ex US Real Estate Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C and Class IR Shares will vary from Institutional Shares due to differences in fees and sales loads. In addition to the investment adviser’s decision regarding issuer/industry/country investment selection and allocation, other factors may affect portfolio performance. These factors include, but are not limited to, portfolio operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the portfolio.

International Real Estate Securities Fund’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from July 31, 2006 through December 31, 2008.

Average Annual Total Return through December 31, 2008	One Year	Since Inception

Class A (Commenced July 31, 2006)
Excluding sales charges	–52.04%	–20.98%
Including sales charges	–54.66%	–22.80%

Class C (Commenced July 31, 2006)
Excluding contingent deferred sales charges	–52.33%	–21.51%
Including contingent deferred sales charges	–52.80%	–21.51%

Institutional Shares (Commenced July 31, 2006)	–52.25%	–20.96%

Class IR (Commenced November 30, 2007)	–51.78%	–51.79%

PORTFOLIO RESULTS

Real Estate Securities Fund

Dear Shareholder:

This report provides an overview on the performance of the Goldman Sachs Real Estate Securities Fund during the one-year reporting period that ended December 31, 2008.

Performance Review

During the one-year reporting period that ended December 31, 2008, the Fund’s Class A, B, C, Institutional, Service, IR and R Shares generated average annual returns of −40.89%, −41.29%, −41.27%, −40.54%, −40.88%, −40.64% and −41.00%, respectively. These returns compare to the −39.80% average annual return of the Fund’s benchmark, the Dow Jones Wilshire Real Estate Securities Index (with dividends reinvested) (the “Index”), over the same period.

As these results indicate, it was a very difficult period for the US real estate securities market. During the reporting period, the Fund modestly underperformed its benchmark. Stock selection in the Office and Multifamily sectors detracted from performance as did the Fund’s underweight positions to the Self Storage and Healthcare sectors. Contributing positively to performance was our stock selection in the Retail sector and our underweight to the Hotel sector.

Market Review

While commercial real estate generally produces relatively stable cash flows from hard assets, the sector is also dependent on the presence of a liquid and well-priced financing environment. Due to higher costs of capital, higher risk premiums, and slowing economic growth, real estate markets are re-pricing across the entire capital structure. The US real estate securities market, as represented by the Index declined −39.8% during the reporting period, underperforming the S&P 500 Index by 3%. Within the Index, the Self Storage, Healthcare and Multifamily sectors outperformed, while the Office, Retail, Hotel and Industrial sectors underperformed the Index.

Portfolio Positioning

Despite the high levels of volatility, we believe this market environment bodes well for quality-focused fundamental investors like us over the long-term. We continue to be positioned defensively in our portfolios, focusing on companies with:

■	Strong balance sheets with below average leverage levels and limited near-term refinancing risk, allowing them not only to endure but gain market-share

■	Quality assets that should be less susceptible to weakening fundamentals

■	Long-term leases tied to high credit quality tenants

■	Limited development exposure

■	Niche business models where demand is less GDP sensitive

■	Quality, cycle-tested management teams

PORTFOLIO RESULTS

Portfolio Highlights

During the reporting period there were a number of holdings that impacted performance, including the following:

■	American Campus Communities — American Campus Communities is one of the largest owners, managers and developers of high-quality student housing communities. Its assets are in close proximity to campuses and are located in sub-markets with high barriers to entry. Its strong management team is highly experienced with a solid track record in producing superior Net Operating Income (NOI) growth. We also believe the management team is focused on developing solid relationships with universities to help them with their on-campus housing needs.

■	Vornado Realty Trust — Vornado Realty Trust is one of the largest owners and managers of commercial real estate in the U.S., with a portfolio of over 100 million square feet spread across four principal business platforms — New York Office, Washington D.C. Office, Retail and Merchandise Mart. We believe the company has an astute and tenured management team that has been through various real estate cycles and taken advantage of distressed opportunities each time. Additionally, its average lease term in the office portfolio is eight years, while its retail portfolio is seven years. Having longer lease terms should provide Vornado with some potential downside protection in operating fundamentals (excluding potential bankruptcies).

■	Ventas — Ventas is one of the nation’s leading healthcare REITs that owns senior housing facilities, hospitals, skilled nursing facilities and medical office buildings located in 43 states and two Canadian provinces. The healthcare sector, in general, is typically less sensitive to overall economic conditions relative to other real estate sectors, as demand is more needs-driven than discretionary or economically driven. In our view, its solid management team, triple-net lease structure, access to GSE financing in the senior housing segment of the portfolio and strong balance sheet should benefit the company in the current environment.

We remain confident and focused on our fundamental premise that good companies with superior management and strategies will outperform over time. As such, we are comfortable with the current positioning of the Fund.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs Real Estate Securities Investment Team

January 21, 2009

FUND BASICS

Real Estate Securities Fund
as of December 31, 2008

PERFORMANCE REVIEW

January 1, 2008–	Fund Average Annual Return	Dow Jones Wilshire Real Estate
December 31, 2008	(based on NAV)[1]	Securities Index[2]

Class A	-40.89%	-39.80%
Class B	-41.29	-39.80
Class C	-41.27	-39.80
Institutional	-40.54	-39.80
Service	-40.88	-39.80
Class IR	-40.64	-39.80
Class R	-41.00	-39.80

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The Dow Jones Wilshire Real Estate Securities Index (with dividends reinvested) is a market capitalization-weighted index comprised of publicly traded real estate investment trusts (REITs) and real estate operating companies. The Index is unmanaged and does not reflect any fees or expenses. It is not possible to invest directly in an unmanaged index.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS3

For the period ended 12/31/08	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A	-44.12%	-0.93%	6.64%	5.68%	7/27/98
Class B	-44.22	-0.94	6.49	5.49	7/27/98
Class C	-41.85	-0.54	6.50	5.50	7/27/98
Institutional	-40.54	0.62	7.71	6.70	7/27/98
Service	-40.88	0.11	7.21	6.20	7/27/98
Class IR	-40.64	N/A	N/A	-40.76	11/30/07
Class R	-41.00	N/A	N/A	-41.10	11/30/07

[3]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns.
The returns represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above charts. Please visit www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS4

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.44%	1.48%
Class B	2.19	2.23
Class C	2.19	2.23
Institutional	1.04	1.08
Service	1.54	1.58
Class IR	1.19	1.23
Class R	1.69	1.73

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the Investment Adviser. If this occurs, the expense ratios may change without shareholder approval.

TOP 10 HOLDINGS AS OF 12/31/085

Holding	% of Total Net Assets	Line of Real Estate Business

Vornado Realty Trust	8.0%	Diversified
Simon Property Group, Inc.	7.8	Retail
Public Storage, Inc.	6.2	Self Storage
Boston Properties, Inc.	5.9	Office
HCP, Inc.	5.1	Healthcare
Equity Residential	5.0	Multifamily
Ventas, Inc.	5.0	Healthcare
Federal Realty Investment Trust	4.0	Retail
ProLogis	3.7	Industrial
AvalonBay Communities, Inc.	3.7	Multifamily

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

SECTOR ALLOCATION AS OF 12/31/086

Percentage of Investment Portfolio

[6]	This Fund is actively managed and, as such, its composition may differ over time. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Securities lending collateral represents 21.8% of the Fund’s net assets as of 12/31/08.

GOLDMAN SACHS REAL ESTATE SECURITIES FUND

Performance Summary

December 31, 2008

The following graph shows the value as of December 31, 2008, of a $10,000 investment made on January 1, 1999 in Class A Shares (with maximum sales charge of 5.5%). For comparative purposes, the performance of the Fund’s benchmark, the Dow Jones Wilshire Real Estate Securities Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class B, Class C, Institutional, Service, Class R and Class IR Shares will vary from Class A Shares due to differences in fees and sales loads. In addition to the investment adviser’s decision regarding issuer/industry investment selection and allocation, other factors may affect portfolio performance. These factors include, but are not limited to, portfolio operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the portfolio.

Real Estate Securities Fund’s 10 Year Performance

Performance of a $10,000 Investment with distributions reinvested, from January 1, 1999 through December 31, 2008.

Average Annual Total Return through December 31, 2008	One Year	Five Year	Ten Year	Since Inception

Class A (Commenced July 27, 1998)
Excluding sales charges	–40.89%	0.19%	7.25%	6.25%
Including sales charges	–44.12%	–0.93%	6.64%	5.68%

Class B (Commenced July 27, 1998)
Excluding contingent deferred sales charges	–41.29%	–0.54%	6.49%	5.49%
Including contingent deferred sales charges	–44.22%	–0.94%	6.49%	5.49%

Class C (Commenced July 27, 1998)
Excluding contingent deferred sales charges	–41.27%	–0.54%	6.50%	5.50%
Including contingent deferred sales charges	–41.85%	–0.54%	6.50%	5.50%

Institutional Shares (Commenced July 27, 1998)	–40.54%	0.62%	7.71%	6.70%

Service Shares (Commenced July 27, 1998)	–40.88%	0.11%	7.21%	6.20%

Class IR (Commenced November 30, 2007)	–40.64%	n/a	n/a	–40.76%

Class R (Commenced November 30, 2007)	–41.00%	n/a	n/a	–41.10%

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Schedule of Investments
December 31, 2008

Principal	Interest		Maturity
Amount	Rate		Date	Value

Commodity Index Linked Structured Notes(a)(b)(c) – 3.6%

Barclays Bank PLC(d)
$820,000	0.000	%(f)	02/26/10	$834,220
Merrill Lynch & Co., Inc.
1,910,000 (d)	2.118		12/09/09	3,108,849
290,000 (e)	0.581		01/13/10	271,243

TOTAL COMMODITY INDEX LINKED STRUCTURED NOTES
(Cost $3,020,000)				$4,214,312

Shares	Description			Value

Exchange Traded Fund – 2.6%

120,362	iShares MSCI Emerging Markets Index Fund			$3,005,439
(Cost $3,529,205)

Principal	Interest		Maturity
Amount	Rate		Date	Value

Short-Term Obligations – 89.7%

Foreign Sovereign Debt Obligations(g) – 10.8%
France – 7.3%
France Treasury Bills
EUR 1,000,000	3.065%		01/22/09	$1,388,145
5,200,000	1.869		03/19/09	7,200,287
Netherlands – 3.5%
Dutch Treasury Certificate
3,000,000	3.283		01/30/09	4,165,521

				12,753,953

Discount Notes(g) – 56.1%
FHLB
$2,000,000	1.688		01/26/09	2,000,000
15,661,000	0.691		03/10/09	15,658,964
5,400,000	0.300		03/31/09	5,399,082
4,500,000	0.270		04/01/09	4,498,335
FHLMC
500,000	0.601		02/23/09	499,993
3,750,000	0.521		03/18/09	3,749,453
FHLMC(h)
4,400,000	1.909		01/12/09	4,400,000
FNMA(h)
6,500,000	0.200		04/03/09	6,497,530
FNMA
1,100,000	2.365		02/02/09	1,099,990
13,800,000	2.011		02/09/09	13,799,862
500,000	1.255		02/23/09	499,995
5,000,000	0.651		02/25/09	4,999,925
3,000,000	0.100		04/01/09	2,998,890

				66,102,019

Time Deposit – 22.8%
JPMorgan Chase Euro – Time Deposit
26,850,728	0.040%		01/02/09	26,850,728

TOTAL SHORT-TERM OBLIGATIONS
(Cost $105,269,537)				$105,706,700

TOTAL INVESTMENTS – 95.9%
(Cost $111,818,742)				$112,926,451

OTHER ASSETS IN EXCESS OF LIABILITIES – 4.1%				4,879,146

NET ASSETS – 100.0%				$117,805,597

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Securities are exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the Investment Adviser. Total market value of Rule 144A securities amounts to $4,214,312, which represents approximately 3.6% of net assets as of December 31, 2008.

(b)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2008.

(c)	The Structured Notes take into consideration a leverage factor of 300% on the return of the underlying linked index.

(d)	Security is linked to the S&P GSCI Precious Metals Total Return Index (“the GSCI Precious Metals Index”). The GSCI Precious Metals Index represents an unleveraged, long-only investment in commodity futures. The GSCI Precious Metals Index is a part of a series of sub-indices calculated by Standard & Poor’s that represent components of the S&P GSCI from a number of commodity sectors. The GSCI Precious Metals Index comprises gold and silver.

(e)	Security is linked to the S&P GSCI Total Return Index (“the GSCI Total Return Index”). The GSCI Total Return Index is a composite of commodity sector returns, representing an unleveraged, long-only investment in commodity futures that is diversified across the spectrum of commodities. The GSCI Total Return Index currently includes twenty-four commodities in five broad sectors: energy, industrial metals, precious metals, agricultural produces, and livestock products.

(f)	Interest rate on security was determined on initial settlement date, which was subsequent to December 31, 2008.

(g)	Interest rates represent the annualized yield on date of purchase.

(h)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.

Investment Abbreviations:
FHLB	—	Federal Home Loan Bank
FHLMC	—	Federal Home Loan Mortgage Corp.
FNMA	—	Federal National Mortgage Association

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

ADDITIONAL INVESTMENT INFORMATION

SWAP CONTRACTS — At December 31, 2008, the Fund had outstanding swap contracts with the following terms:

CREDIT DEFAULT SWAP CONTRACTS

		Notional			Credit Spread at		Upfront
		Amount	Rates Paid	Termination	December 31, 2008(b)	Market	Payments Made	Unrealized
Swap Counterparty	Reference Obligation	(000’s)	by the Fund	Date	(basis points)	Value	by the Fund(a)	Gain (Loss)

Protection Purchased:
Morgan Stanley Co., Inc.	CDX North America High
	Yield 11 Index	$1,500	5.000%	12/20/13	1101	$299,389	$334,479	$(35,090)
UBS AG	CDX North America High Yield 11 Index	21,600	5.000	12/20/13	1101	4,311,147	3,943,680	367,467

TOTAL						$4,610,536	$4,278,159	$332,377

		Notional			Credit Spread at		Upfront Payments
		Amount	Rates Received	Termination	December 31, 2008(b)	Market	Received	Unrealized
Swap Counterparty	Reference Obligation	(000’s)	by the Fund	Date	(basis points)	Value	by the Fund(a)	Gain

Protection Sold:
UBS AG	CDX North America High Yield 11 Index	$3,200	5.000%	12/20/13	1101	$(638,654)	$(782,038)	$143,384

(a) Net of amortization.

(b) Credit spreads on the referenced obligation, together with the period of expiration, is an indicator of payment/performance risk. The likelihood of payment or performance is generally greater as credit spreads on the referenced obligation and period of expiration increase.

FORWARD FOREIGN CURRENCY CONTRACTS — At December 31, 2008, the Fund had outstanding forward foreign currency exchange contracts, both to purchase and sell foreign currencies:

Open Forward Foreign Currency	Contract	Expiration	Value on	Current	Unrealized
Contracts with Unrealized Gain	Type	Date	Settlement Date	Value	Gain

British Pound	Purchase	3/18/09	$440,422	$448,634	$8,212
British Pound	Sale	3/18/09	540,191	538,361	1,830
Euro	Sale	3/18/09	705,485	693,325	12,160
Euro	Purchase	3/18/09	500,952	519,994	19,042
Japanese Yen	Purchase	3/18/09	11,651,602	11,876,712	225,110
Japanese Yen	Sale	3/18/09	1,665,677	1,657,216	8,461

TOTAL					$274,815

Open Forward Foreign Currency	Contract	Expiration	Value on	Current	Unrealized
Contracts with Unrealized Loss	Type	Date	Settlement Date	Value	Loss

British Pound	Purchase	3/18/09	$9,971,364	$9,690,502	$(280,862)
Euro	Sale	3/18/09	2,576,000	2,773,300	(197,300)
Euro	Purchase	3/18/09	1,397,497	1,386,650	(10,847)
Japanese Yen	Purchase	3/18/09	1,810,752	1,795,317	(15,435)

TOTAL					$(504,444)

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Schedule of Investments (continued)
December 31, 2008

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS — At December 31, 2008, the following futures contracts were open:

	Number of
	Contracts	Settlement	Notional	Unrealized
Type	Long (Short)	Month	Value	Gain (Loss)

Dow Jones EURO STOXX 50 Index	312	March 2009	$10,625,542	$206,252
FTSE 100 Index	154	March 2009	9,720,053	280,329
Russell 2000 Mini Index	(68)	March 2009	(3,385,720)	(167,833)
TSE TOPIX Index	120	March 2009	11,410,921	666,711
10 Year U.S. Treasury Notes	(207)	March 2009	(26,030,250)	(1,038,782)

TOTAL				$(53,323)

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS COMMODITY STRATEGY FUND

Schedule of Investments
December 31, 2008

Principal	Interest		Maturity
Amount	Rate		Date	Value

Commodity Index Linked Structured Notes(a)(b)(c) – 36.5%

Commonwealth Bank of Australia Series A(d)
$20,000,000	0.000	%(e)	01/27/10	$27,862,800
Landesbank Baden-Wuerttemberg(f)
8,000,000	1.675		01/14/10	7,751,040
7,000,000	0.000(e	)	01/27/10	9,190,650
Merrill Lynch & Co.(f)
6,000,000	0.884		01/13/10	5,542,440
Svensk Exportkredit AB(f)
9,300,000	1.930		01/15/10	11,792,865

TOTAL COMMODITY INDEX LINKED STRUCTURED NOTES
(Cost $50,300,000)				$62,139,795

Corporate Bonds – 18.4%

Banks – 6.0%
ANZ Capital Trust(a)
$575,000	4.484%		01/29/49	$444,427
Bear Stearns Companies, Inc.
1,625,000	5.850		07/19/10	1,641,533
Citigroup, Inc.
1,650,000	5.125		02/14/11	1,609,999
Countrywide Home Loans, Inc.
1,175,000	4.000		03/22/11	1,122,125
Greater Bay Bancorp
2,200,000	5.125		04/15/10	2,256,355
Independence Community Bank Corp.(b)
825,000	3.750		04/01/14	678,009
JPMorgan Chase & Co.
525,000	6.625		03/15/12	533,432
Nordea Bank Sweden AB(a)(b)
935,000	8.950		11/29/49	722,819
Santander Central Hispano Issuances Ltd.
650,000	7.625		11/03/09	637,648
Sovereign Bank(b)
700,000	4.903		08/01/13	499,001

				10,145,348

Chemicals – 0.7%
EI Du Pont de Nemours & Co.
1,150,000	5.000		07/15/13	1,147,118

Communications – 1.5%
Comcast Corp.
1,700,000	5.500		03/15/11	1,656,527
Time Warner Cable, Inc.
1,025,000	5.400		07/02/12	957,091

				2,613,618

Consumer Cyclical – 1.3%
CVS/Caremark Corp.(b)
1,100,000	3.689		09/10/10	1,006,711
Walgreen Co.
1,125,000	4.875		08/01/13	1,162,854

				2,169,565

Consumer Noncyclical – 0.6%
General Mills, Inc.
1,100,000	5.250		08/15/13	1,099,385

Electric – 1.0%
Mid American Energy Holdings Co.
950,000	5.650		07/15/12	951,573
Progress Energy, Inc.
750,000	7.100		03/01/11	743,347

				1,694,920

Energy – 0.6%
XTO Energy, Inc.
1,100,000	5.000		08/01/10	1,083,719

Financial Companies – 1.9%
American General Finance Corp.
1,600,000	4.000		03/15/11	775,939
General Electric Capital Corp.
1,275,000	4.125		09/01/09	1,279,304
HSBC Finance Corp.
1,100,000	8.000		07/15/10	1,123,289

				3,178,532

Insurance – 2.7%
ING Capital Funding Trust III(b)
775,000	8.439		12/29/49	390,067
Metropolitan Life Global Funding I(a)
1,225,000	5.125		04/10/13	1,141,404
Mony Group, Inc.
1,050,000	8.350		03/15/10	1,018,500
Prudential Financial, Inc.
1,975,000	5.800		06/15/12	1,489,946
ZFS Finance USA Trust I(a)(b)
1,000,000	6.150		12/15/65	560,276

				4,600,193

Pipelines – 0.6%
ONEOK Partners LP
1,050,000	5.900		04/01/12	981,809

REITs – 1.0%
Colonial Realty LP
925,000	4.750		02/01/10	840,398
Westfield Capital Corp. Ltd.(a)
1,050,000	4.375		11/15/10	849,883

				1,690,281

Technology – 0.5%
International Business Machines Corp.(b)
950,000	4.096		07/28/11	901,369

TOTAL CORPORATE BONDS
(Cost $34,792,153)				$31,305,857

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS COMMODITY STRATEGY FUND

Schedule of Investments (continued)
December 31, 2008

Principal	Interest	Maturity
Amount	Rate	Date	Value

Mortgage-Backed Obligations – 29.7%

Adjustable Rate FHLMC(b) – 2.7%
$4,525,746	5.210%	01/01/37	$4,573,239

Adjustable Rate Non-Agency(b) – 7.0%
Adjustable Rate Mortgage Trust Series 2004-5, Class 2A1
264,913	4.996	04/25/35	184,501
Bear Stearns Adjustable Rate Mortgage Trust Series 2004-1, Class 21A1
381,113	4.707	04/25/34	278,398
Bear Stearns Adjustable Rate Mortgage Trust Series 2005-3, Class 2A1
1,078,576	5.076	06/25/35	610,924
Bear Stearns Adjustable Rate Mortgage Trust Series 2005-10, Class A3
2,000,000	4.650	10/25/35	1,033,800
Countrywide Alternative Loan Trust Series 2005-31, Class 2A1
2,341,228	0.771	08/25/35	1,017,173
Countrywide Alternative Loan Trust Series 2005-38, Class A1
337,475	3.756	09/25/35	163,313
Countrywide Alternative Loan Trust Series 2005-59, Class 1A1
2,954,095	0.838	11/20/35	1,311,046
Countrywide Home Loan Mortgage Pass-Through Trust Series 2004-HYB5, Class 2A1
664,913	4.812	04/20/35	475,901
Countrywide Home Loan Mortgage Pass-Through Trust Series 2004-HYB6, Class A2
355,427	4.540	11/20/34	191,335
Countrywide Home Loan Mortgage Pass-Through Trust Series 2005-HYB4, Class 2A1
1,534,624	4.897	08/20/35	801,086
First Horizon Asset Securities, Inc. Series 2004-AR6, Class 2A1
152,272	4.750	12/25/34	115,578
Indymac Index Mortgage Loan Trust Series 2005-AR13, Class 4A1
464,334	5.321	08/25/35	256,326
Luminent Mortgage Trust Series 2006-5, Class A1A
638,061	0.661	07/25/36	248,298
Morgan Stanley Mortgage Loan Trust Series 2007-15AR, Class 2A1
3,614,371	6.537	11/25/37	2,034,609
Residential Accredit Loans, Inc. Series 2005-QO5, Class A1
1,088,550	3.256	01/25/46	468,613
Structured Adjustable Rate Mortgage Loan Trust Series 2004-5, Class 3A1
492,119	4.380	05/25/34	260,597
Structured Adjustable Rate Mortgage Loan Trust Series 2004-12, Class 3A2
213,465	5.250	09/25/34	112,595
Structured Adjustable Rate Mortgage Loan Trust Series 2004-16, Class 3A1
902,742	5.450	11/25/34	576,584
Washington Mutual Mortgage Pass-Through Certificates Series 2004-AR3, Class A2
620,303	4.243	06/25/34	493,791

Washington Mutual Mortgage Pass-Through Certificates Series 2005-AR11, Class A1A
2,626,337	0.791	08/25/45	1,236,973

			11,871,441

Collateralized Mortgage Obligations – 1.7%
Interest Only(b)(g) – 0.0%
FNMA Series 2005-105, Class IH
596,258	0.000	11/25/33	6,112

Planned Amortization Class – 1.7%
FHLMC Series 2005-2911, Class BU
2,846,568	5.000	09/15/23	2,867,155

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS			2,873,267

Commercial Mortgage-Backed Securities – 4.8%
Adjustable Rate Non-Agency(b) – 0.5%
Morgan Stanley Capital I Series 2005-HQ7, Class A4
1,000,000	5.208	11/14/42	806,151

Sequential Fixed Rate – 4.3%
Banc of America Commercial Mortgage, Inc. Series 2006-5, Class A4
2,000,000	5.414	09/10/47	1,519,561
Credit Suisse Mortgage Capital Certificates Series 2006-C4, Class A3
2,000,000	5.467	09/15/39	1,515,612
First Union National Bank Commercial Mortgage Series 2000-C2, Class A2
2,872,843	7.202	10/15/32	2,790,041
LB-UBS Commercial Mortgage Trust Series 2006-C7, Class A3
2,000,000	5.347	11/15/38	1,498,858

			7,324,072

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES			8,130,223

Federal Agencies – 13.5%
FHLMC – 1.2%
998,955	6.500	04/01/38	1,040,240
930,018	5.000	09/01/38	951,419

			1,991,659

FNMA – 12.3%
1,889,066	4.000	08/01/13	1,915,544
217,628	4.000	10/01/13	220,722
257,665	4.000	05/01/14	261,391
1,531,468	4.000	06/01/14	1,553,620
1,148,721	4.000	12/01/14	1,165,190
1,501,538	4.000	02/01/15	1,523,002
2,508,933	4.000	03/01/15	2,544,671
9,670,604	5.500	06/01/20	10,012,011
55,857	4.500	04/01/23	57,276
88,993	4.500	11/01/23	91,253
44,152	6.500	08/01/35	45,904
98,748	6.500	11/01/36	102,667

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS COMMODITY STRATEGY FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value

Mortgage-Backed Obligations – (continued)
FNMA – (continued)

$52,107	6.500%	10/01/37	$54,244
486,317	5.000	03/01/38	497,810
491,765	5.000	04/01/38	502,620
124,194	6.500	06/01/38	129,123
124,857	6.500	10/01/38	129,812
112,877	6.500	11/01/38	117,357

			20,924,217

TOTAL FEDERAL AGENCIES			22,915,876

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $61,517,418)			$50,364,046

Agency Debentures – 8.9%

FHLB(h)
$9,100,000	3.100	02/04/10	9,327,618
FHLMC
5,700,000	2.875	11/23/10	5,877,857

TOTAL AGENCY DEBENTURES
(Cost $14,791,906)			$15,205,475

Asset-Backed Securities – 1.4%

Home Equity — 1.4%
CIT Mortgage Loan Trust Series 2007-1, Class 2A1(a)(b)
$1,092,594	1.471%	10/25/37	$792,130
CIT Mortgage Loan Trust Series 2007-1, Class 2A2(a)(b)
430,000	1.721	10/25/37	161,250
CIT Mortgage Loan Trust Series 2007-1, Class 2A3(a)(b)
800,000	1.921	10/25/37	272,000
GMAC Mortgage Corp. Loan Trust Series 2007-HE3, Class 1A1
304,697	7.000	09/25/37	99,027
GMAC Mortgage Corp. Loan Trust Series 2007-HE3, Class 2A1
318,831	7.000	09/25/37	89,213
HFC Home Equity Loan Asset Backed Certificates Series 2007-3, Class APT(b)
1,273,978	1.708	11/20/36	883,822

TOTAL ASSET-BACKED SECURITIES
(Cost $4,221,268)			$2,297,442

	Interest
Shares	Rate	Value

Preferred Stock – 0.1%

Banks – 0.1%
Royal Bank of Scotland Group PLC ADR
175,000	9.118%	$149,404
(Cost $182,400)

Short-Term Obligation – 11.1%

JPMorgan Chase Euro – Time Deposit
$18,924,762	0.040%	01/02/09	$18,924,762
(Cost $18,924,762)

TOTAL INVESTMENTS – 106.1%
(Cost $184,729,907)			$180,386,781

LIABILITIES IN EXCESS OF OTHER ASSETS – (6.1)%			(10,404,483)

NET ASSETS – 100.0%			$169,982,298

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Securities are exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the Investment Adviser. Total market value of Rule 144A securities amounts to $67,083,984, which represents approximately 39.4% of net assets as of December 31, 2008.

(b)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2008.

(c)	The Structured Notes take into consideration a leverage factor of 300% on the return of the underlying linked index.

(d)	Security is linked to the S&P GSCI Total Return Index (“the GSCI Total Return Index”). The GSCI Total Return Index is a composite of commodity sector returns, representing an unleveraged, long-only investment in commodity futures that is diversified across the spectrum of commodities. The GSCI Total Return Index currently includes twenty-four commodities in five broad sectors: energy, industrial metals, precious metals, agricultural produces, and livestock products.

(e)	Interest rate on security was determined on initial settlement date, which was subsequent to December 31, 2008.

(f)	Security is linked to the MLCX — Enhanced Benchmark B04 Total Return Index (“the MLCX”). The Index is fully collateralized because it combines the returns of the Index with the returns on cash collateral invested in U.S. Treasury Bills. The Index is a composite of commodity sector returns which is comprised of futures contracts. Futures contracts track the returns of rolling commodities. The MLCX currently includes twenty-four commodities in five broad sectors: energy, industrial metals, precious metals, agricultural produces, and livestock products.

(g)	Security is issued with a zero coupon, and interest rate is contingent upon LIBOR reaching a predetermined level.

(h)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.

Investment Abbreviations:
ADR	—	American Depositary Receipt
FHLB	—	Federal Home Loan Bank
FHLMC	—	Federal Home Loan Mortgage Corp.
FNMA	—	Federal National Mortgage Association
LIBOR	—	London Interbank Offered Rate
REIT	—	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS COMMODITY STRATEGY FUND

Schedule of Investments (continued)
December 31, 2008

ADDITIONAL INVESTMENT INFORMATION

SWAP CONTRACTS — At December 31, 2008, the Fund had outstanding swap contracts with the following terms:

CREDIT DEFAULT SWAP CONTRACT

		Notional
		Amount	Rates Paid	Termination	Unrealized
Swap Counterparty	Reference Obligation	(000’s)	by the Fund	Date	Gain

Protection Purchased:
Bank of America	Landesbank Baden-Wuerttemberg	$14,000	0.900%	09/20/09	$25,813

INTEREST RATE SWAP CONTRACTS

			Rates
			Exchanged		Upfront
	Notional		Payments	Payments	Payments
	Amount	Termination	received by	made by	received by	Unrealized
Swap Counterparty	(000’s)(a)	Date	the Fund	the Fund	the Fund	Gain (Loss)

Bank of America	$5,800	11/18/15	4.444%	3 Month LIBOR	$—	$452,727
	4,300	11/25/15	3.815	3 Month LIBOR	—	211,514
	3,200	06/17/19	3.500	3 Month LIBOR	(46,619)	281,393
	3,600	11/18/20	3 Month LIBOR	4.569%	—	(491,239)
	2,600	11/25/20	3 month LIBOR	3.807	—	(187,035)
Citibank	100	06/18/29	3 Month LIBOR	3.500	(9,061)	(669)
Credit Suisse International	3,700	06/17/16	3 Month LIBOR	3.500	(137,942)	(104,930)
Deutsche Bank Securities, Inc.	1,200	06/17/19	3.500	3 Month LIBOR	(17,482)	105,523
	1,800	06/18/29	3 Month LIBOR	3.500	(135,716)	(39,420)
J.P.Morgan Securities, Inc.	3,000	06/17/14	3 Month LIBOR	3.250	(30,901)	(105,584)
	7,500	06/17/16	3 Month LIBOR	3.500	(285,319)	(206,988)
	200	06/17/19	3.500	3 Month LIBOR	(2,405)	17,079
	600	06/18/29	3 Month LIBOR	3.500	(56,388)	(1,991)

TOTAL					$(721,833)	$(69,620)

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to December 31, 2008.

FUTURES CONTRACTS — At December 31, 2008, the following futures contracts were open:

	Number of
	Contracts	Settlement	Notional	Unrealized
Type	Long (Short)	Month	Value	Gain (Loss)

Eurodollars	(57)	March 2009	$(14,098,950)	$(147,162)
Eurodollars	(35)	June 2009	(8,651,125)	(139,003)
Eurodollars	(55)	September 2009	(13,577,437)	(243,935)
Eurodollars	(55)	December 2009	(13,555,438)	(254,839)
Eurodollars	(34)	March 2010	(8,369,950)	(151,560)
U.S. Treasury Bonds	(44)	March 2009	(6,074,062)	(118,588)
2 Year U.S. Treasury Notes	(138)	March 2009	(30,092,625)	(227,364)
5 Year U.S. Treasury Notes	37	March 2009	4,405,023	115,832
10 Year U.S. Treasury Notes	106	March 2009	13,329,500	821,902

TOTAL				$(344,717)

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL REAL ESTATE SECURITIES FUND

Schedule of Investments
December 31, 2008

Shares	Description	Value

Common Stocks – 98.0%

Australia – 13.3%
5,688,003	CFS Retail Property Trust (REIT) (Retail)	$7,476,861
10,434,774	Dexus Property Group (REIT) (Diversified)	5,975,162
1,136,751	GPT Group (REIT) (Diversified)	741,246
6,152,126	ING Office Fund (REIT) (Office)	3,498,691
2,363,225	Westfield Group (REIT) (Retail)	21,455,134

		39,147,094

Austria – 1.3%
842,743	Conwert Immobilien Invest SE (Diversified)*(a)	3,827,319

Brazil – 0.5%
271,549	Multiplan Empreendimentos Imobiliarios SA (Retail)*	1,433,434

Canada – 4.8%
333,110	Boardwalk Real Estate Investment Trust (REIT) (Residential)	6,896,956
99,900	Brookfield Properties Corp. (Office)	752,588
432,550	First Capital Realty, Inc. (Retail)	6,646,799

		14,296,343

Finland – 3.0%
3,676,272	Citycon Oyj (Retail)	8,759,561

France – 11.0%
213,455	Klepierre (REIT) (Retail)	5,249,307
183,109	Unibail-Rodamco (REIT) (Diversified)	27,355,539

		32,604,846

Germany – 0.2%
2,819,331	Sirius Real Estate Ltd. (Office)	670,135

Hong Kong – 18.9%
3,124,000	Hang Lung Properties Ltd. (Retail)	6,858,954
559,000	Henderson Land Development Co. Ltd. (Diversified)	2,090,757
4,156,000	Hongkong Land Holdings Ltd. (Office)	10,365,305
5,515,153	Hysan Development Co. Ltd. (Diversified)	8,967,298
2,658,000	Sun Hung Kai Properties Ltd. (Diversified)	22,365,849
1,914,000	The Wharf (Holdings) Ltd. (Diversified)	5,298,254

		55,946,417

Japan – 25.3%
838	Japan Excellent, Inc. (REIT) (Office)	3,644,216
385	Japan Real Estate Investment Corp. (REIT) (Office)	3,439,260
1,571,000	Mitsubishi Estate Co. Ltd. (Diversified)	25,951,171

1,633,000	Mitsui Fudosan Co. Ltd. (Office)	27,225,763
477	Nippon Building Fund, Inc. (REIT) (Office)	5,243,072
241,000	Sumitomo Realty & Development Co. Ltd. (Office)	3,622,747
881	Tokyu REIT, Inc. (REIT) (Office)	5,469,029

		74,595,258

Mexico – 0.5%
1,025,454	Urbi Desarrollos Urbanos SA de CV (Residential)*	1,399,508

New Zealand – 0.8%
4,015,848	Kiwi Income Property Trust (REIT) (Diversified)	2,374,064

Singapore – 3.7%
5,602,000	Ascendas Real Estate Investment Trust (REIT) (Industrial)	5,389,305
5,052,000	CapitaMall Trust (REIT) (Retail)	5,621,807

		11,011,112

Sweden – 4.5%
701,274	Castellum AB (Diversified)	5,544,691
1,084,890	Hufvudstaden AB Class A (Diversified)(a)	7,775,870

		13,320,561

United Kingdom – 10.2%
1,094,028	British Land Co. PLC (REIT) (Diversified)	8,765,621
611,713	Derwent London PLC (REIT) (Office)	6,434,869
1,852,382	Great Portland Estates PLC (REIT) (Office)	6,956,148
179,254	Hammerson PLC (REIT) (Retail)	1,388,596
376,374	Land Securities Group PLC (REIT) (Diversified)	5,060,095
731,752	Unite Group PLC (Residential)	1,537,690

		30,143,019

TOTAL COMMON STOCKS
(Cost $424,787,722)		$289,528,671

Principal	Interest	Maturity
Amount	Rate	Date	Value

Short-Term Obligation – 0.3%

JPMorgan Chase Euro – Time Deposit
$867,070	0.040%	01/02/09	$867,070
(Cost $867,070)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL
(Cost $425,654,792)			$290,395,741

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL REAL ESTATE SECURITIES FUND

Schedule of Investments (continued)
December 31, 2008

	Interest
Shares	Rate	Value

Securities Lending Reinvestment Vehicle(b) – 1.0%

Boston Global Investment Trust – Enhanced Portfolio
3,022,882	1.168%	$2,986,608
(Cost $2,961,160)

TOTAL INVESTMENTS – 99.3%
(Cost $428,615,952)		$293,382,349

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.7%		2,003,754

NET ASSETS – 100.0%		$295,386,103

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2008.

Investment Abbreviation:
REIT	—	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS REAL ESTATE SECURITIES FUND

Schedule of Investments
December 31, 2008

Shares	Description	Value

Common Stocks – 98.1%

Diversified – 8.8%
259,277	Duke Realty Corp. (REIT)	$2,841,676
524,973	Vornado Realty Trust (REIT)(a)	31,682,120

		34,523,796

Healthcare – 15.0%
724,744	HCP, Inc. (REIT)	20,126,141
339,804	Health Care REIT, Inc. (REIT)(a)	14,339,729
183,820	Nationwide Health Properties, Inc. (REIT)	5,279,310
580,422	Ventas, Inc. (REIT)	19,484,767

		59,229,947

Hotels – 3.8%
1,024,639	Host Hotels & Resorts, Inc. (REIT)(a)	7,756,517
488,238	Morgans Hotel Group Co.*(a)	2,275,189
59,985	Starwood Hotels & Resorts Worldwide, Inc.	1,073,732
620,081	Sunstone Hotel Investors, Inc. (REIT)(a)	3,838,301

		14,943,739

Industrial – 5.9%
360,637	AMB Property Corp. (REIT)(a)	8,446,118
1,052,358	ProLogis (REIT)(a)	14,617,253

		23,063,371

Multifamily – 19.5%
564,493	American Campus Communities, Inc. (REIT)	11,560,817
418,736	Apartment Investment & Management Co. Class A (REIT)	4,836,401
239,272	AvalonBay Communities, Inc. (REIT)	14,495,098
62,222	BRE Properties, Inc. (REIT)(a)	1,740,971
72,001	Camden Property Trust (REIT)	2,256,511
663,577	Equity Residential (REIT)(a)	19,787,866
158,988	Essex Property Trust, Inc. (REIT)(a)	12,202,329
247,061	Home Properties, Inc. (REIT)(a)	10,030,677

		76,910,670

Office – 15.1%
136,297	Alexandria Real Estate Equities, Inc. (REIT)	8,224,161
420,107	Boston Properties, Inc. (REIT)	23,105,885
259,173	Brookfield Properties Corp.(a)	2,003,407
281,101	Digital Realty Trust, Inc. (REIT)(a)	9,234,168
623,747	Douglas Emmett, Inc. (REIT)(a)	8,146,136
341,000	SL Green Realty Corp. (REIT)(a)	8,831,900

		59,545,657

Other – 1.6%
209,008	American Tower Corp. Class A*	6,128,115

Retail – 21.0%
544,145	Acadia Realty Trust (REIT)(a)	7,764,949
251,482	Federal Realty Investment Trust (REIT)(a)	15,612,003

635,325	Kimco Realty Corp. (REIT)	11,613,741
65,757	Regency Centers Corp. (REIT)(a)	3,070,852
574,483	Simon Property Group, Inc. (REIT)	30,522,282
26,728	Tanger Factory Outlet Centers, Inc. (REIT)	1,005,507
325,744	Taubman Centers, Inc. (REIT)	8,293,442
269,240	The Macerich Co. (REIT)(a)	4,889,398

		82,772,174

Self Storage – 7.4%
483,047	Extra Space Storage, Inc. (REIT)	4,985,045
305,608	Public Storage, Inc. (REIT)(a)	24,295,836

		29,280,881

TOTAL COMMON STOCKS
(Cost $546,162,350)		$386,398,350

Principal	Interest	Maturity
Amount	Rate	Date	Value

Short-Term Obligation – 2.1%

JPMorgan Chase Euro – Time Deposit
$8,409,394	0.040%	01/02/09	$8,409,394
(Cost $8,409,394)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL
(Cost $554,571,744)			$394,807,744

	Interest
Shares	Rate	Value

Securities Lending Reinvestment Vehicle(b) – 21.8%

Boston Global Investment Trust – Enhanced Portfolio
86,966,854	1.168%	$85,923,252
(Cost $85,522,035)

TOTAL INVESTMENTS – 122.0%
(Cost $640,093,779)		$480,730,996

LIABILITIES IN EXCESS OF OTHER ASSETS – (22.0)%		(86,828,502)

NET ASSETS – 100.0%		$393,902,494

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2008.

Investment Abbreviation:
REIT	—	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SELECT SATELLITE FUNDS

Statements of Assets and Liabilities
December 31, 2008

Absolute Return
Tracker Fund

Assets:

Investment in securities, at value (identified cost $111,818,742, $184,729,907, $425,654,792 and $554,571,744, respectively)(a)	$112,926,451
Securities lending reinvestment vehicle, at value (identified cost $0, $0, $2,961,160 and $85,522,035, respectively)	—
Foreign currencies, at value (identified cost $127,379, $0, $580,397 and $0, respectively)	125,866
Receivables:
Investment securities sold, at value	580,569
Dividends and interest, at value	1,760
Fund shares sold	1,307,743
Reimbursement from investment adviser	501,605
Due from broker-variation margin, at value	347,399
Due from broker(b)	—
Foreign tax reclaims, at value	—
Securities lending income	—
Swap contracts, at value (includes upfront payments made/(received) of $4,278,159 and (66,506) for Absolute Return Tracker and Commodity Strategy Funds, respectively)	4,610,536
Deferred offering costs	398,592
Forward foreign currency exchange contracts, at value	274,815

Total assets	121,075,336

Liabilities:

Due to custodian	—
Payables:
Fund shares redeemed	29,061
Payable upon return of securities loaned	—
Investment securities purchased, at value	1,799,346
Amounts owed to affiliates	119,258
Due to broker-variation margin, at value	96,383
Swap contracts, at value (includes upfront payments received of $782,038 and $655,327 for Absolute Return Tracker and Commodity Strategy Funds, respectively)	638,654
Forward foreign currency exchange contracts, at value	504,444
Accrued expenses	82,593

Total liabilities	3,269,739

Net Assets:

Paid-in capital	124,377,061
Accumulated undistributed (distributions in excess of) net investment income (loss)	(439,377)
Accumulated net realized loss from investment, futures, swap contracts and foreign currency related transactions	(7,431,094)
Net unrealized gain (loss) on investments, futures, swap contracts and translation of assets and liabilities denominated in foreign currencies	1,299,007

NET ASSETS	$117,805,597

Net Assets:
Class A	$41,900,337
Class B	—
Class C	2,984,998
Institutional	72,903,104
Service	—
Class IR	8,592
Class R	8,566

Total Net Assets	$117,805,597

Shares outstanding, $0.001 par value (unlimited number of shares authorized):
Class A	4,884,521
Class B	—
Class C	349,417
Institutional	8,476,804
Service	—
Class IR	1,000
Class R	1,000

Net asset value, offering and redemption price per share:(c)
Class A	$8.58
Class B	—
Class C	8.54
Institutional	8.60
Service	—
Class IR	8.59
Class R	8.57

(a)	Includes loaned securities having a market value of $2,629,770 and $91,852,346 for the International Real Estate Securities and Real Estate Securities Funds, respectively.
(b)	Represents restricted cash of $1,288,276 on deposit with counterparties as collateral for swaps for the Commodity Strategy Fund.
(c)	Maximum public offering price per share (NAV per share multiplied by 1.0582) for Class A Shares of the Absolute Return Tracker, International Real Estate Securities, Real Estate Securities and (NAV per share multiplied by 1.0471) for Commodity Strategy Funds is $9.08, $5.44, $8.73 and $5.66, respectively. At redemption, Class B and Class C Shares may be subject to a contingent deferred sales charge assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SELECT SATELLITE FUNDS

	International
Commodity	Real Estate	Real Estate
Strategy Fund	Securities Fund	Securities Fund

$180,386,781	$290,395,741	$394,807,744
—	2,986,608	85,923,252
—	600,225	—

15,401,760	8,389,706	3,029,340
940,156	1,386,026	4,338,601
632,051	354,356	884,824
88,225	55,969	89,169
174,654	—	—
1,288,276	—	—
—	114,000	—
—	8,417	57,743

1,027,543	—	—
—	—	—
—	—	—

199,939,446	304,291,048	489,130,673

585	—	—

779,752	3,938,638	2,371,444
—	2,822,000	89,790,475
27,000,000	1,591,661	2,541,802
86,477	320,877	384,270
183,625	—	—

1,793,183	—	—
—	—	—
113,526	231,769	140,188

29,957,148	8,904,945	95,228,179

290,198,983	916,579,996	666,126,505
(32,900)	(1,554,367)	1,996,253
(115,452,135)	(484,477,852)	(114,857,481)

(4,731,650)	(135,161,674)	(159,362,783)

$169,982,298	$295,386,103	$393,902,494

$40,117,733	$127,810,722	$129,634,052
—	—	4,742,364
2,208,662	5,174,566	7,207,894
127,629,755	162,396,302	247,915,729
—	—	4,389,359
17,200	4,513	5,648
8,948	—	7,448

$169,982,298	$295,386,103	$393,902,494

7,426,017	24,861,369	15,708,386
—	—	574,706
410,517	1,013,640	884,644
23,489,586	31,859,522	29,712,370
—	—	528,477
3,186	878	683
1,657	—	903

$5.40	$5.14	$8.25
—	—	8.25
5.38	5.10	8.15
5.43	5.10	8.34
—	—	8.31
5.40	5.14	8.27
5.40	—	8.25

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SELECT SATELLITE FUNDS

Statements of Operations
For the Period Ended December 31, 2008

Absolute Return
Tracker Fund(a)

Investment income:

Dividends(b)	$44,117
Interest (including securities lending income of $0, $0, $488,483 and $763,202, respectively)	625,014

Total investment income	669,131

Expenses:

Management fees	416,013
Distribution and Service fees(c)	37,584
Transfer Agent fees(c)	33,170
Amortization of offering costs	558,553
Professional fees	108,911
Printing fees	20,945
Registration fees	20,862
Trustee fees	11,071
Custody and accounting fees	654
Service share fees — Service Plan	—
Service share fees — Shareholder Administration Plan	—
Other	7,476

Total expenses	1,215,239

Less — expense reductions	(723,371)

Net expenses	491,868

NET INVESTMENT INCOME	177,263

Realized and unrealized gain (loss) from investment, futures, swap contracts and foreign currency related transactions:

Net realized gain (loss) from:
Investment transactions (including realized gain (loss) from securities lending reinvestment vehicle of $0, $0, $139,160 and $(4,268,440), respectively.)	(2,330,384)
Futures transactions	(6,204,045)
Swap contracts	728,145
Foreign currency related transactions	(2,515,392)
Net change in unrealized gain (loss) on:
Investments (includes a change in unrealized gain on securities lending reinvestment vehicle of $0, $0, $25,448 and $401,217, respectively)	1,107,709
Futures	(53,323)
Swap contracts	475,761
Translation of assets and liabilities denominated in foreign currencies	(231,140)

Net realized and unrealized loss from investment, futures, swap contracts and foreign currency related transactions:	(9,022,669)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(8,845,406)

(a)	Commenced operations on May 30, 2008.
(b)	Foreign taxes withheld on dividends were $463, $2,684,519 and $58,188 for the Absolute Return Tracker, International Real Estate Securities and Real Estate Securities Funds, respectively.
(c)	Class specific Distribution and Service, and Transfer Agent fees were as follows:

	Distribution and Service Fees				Transfer Agent Fees
Fund	Class A	Class B	Class C	Class R	Class A	Class B	Class C	Institutional	Service	Class IR	Class R
Absolute Return Tracker	$29,002	$—	$8,555	$27	$22,042	$—	$1,625	$9,483	$—	$10	$10
Commodity Strategy	225,240	—	39,632	81	117,125	—	5,152	117,674	—	34	21
International Real Estate Securities	901,862	—	142,315	—	685,421	—	27,040	171,630	—	14	—
Real Estate Securities	642,479	89,420	126,772	44	488,288	16,990	24,087	150,436	2,532	16	17

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SELECT SATELLITE FUNDS

	International
Commodity	Real Estate	Real Estate
Strategy Fund	Securities Fund	Securities Fund

$—	$25,683,439	$19,870,557
9,891,937	970,202	966,434

9,891,937	26,653,641	20,836,991

1,941,423	8,442,606	6,610,459
264,953	1,044,177	858,715
240,006	884,105	682,366
230,690	—	—
198,521	96,172	88,661
75,180	122,246	101,607
94,002	86,672	137,467
15,689	15,689	15,689
56,231	475,895	75,529
—	—	15,825
—	—	15,825
58,165	89,489	75,682

3,174,860	11,257,051	8,677,825

(558,947)	(544,288)	(473,169)

2,615,913	10,712,763	8,204,656

7,276,024	15,940,878	12,632,335

(111,668,372)	(429,481,135)	(112,889,950)
1,373,552	—	—
(4,150,235)	—	—
—	(1,980,475)	—

(50,989,835)	(119,538,249)	(205,345,654)
(1,571,531)	—	—
(89,919)	—	—
—	(21,346)	—

(167,096,340)	(551,021,205)	(318,235,604)

$(159,820,316)	$(535,080,327)	$(305,603,269)

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SELECT SATELLITE FUNDS

Statements of Changes in Net Assets

Absolute Return Tracker Fund
For the
Period Ended
December 31, 2008(a)

From operations:

Net investment income	$177,263
Net realized gain (loss) from investment, futures, swap contracts, and foreign currency related transactions	(10,321,676)
Net change in unrealized gain (loss) on investments, futures, swap contracts and translation of assets and liabilities denominated in foreign currencies	1,299,007

Net increase (decrease) in net assets resulting from operations	(8,845,406)

Distributions to shareholders:

From net investment income
Class A Shares	—
Class B Shares	—
Class C Shares	—
Institutional Shares	—
Service Shares	—
Class IR Shares(c)	—
Class R Shares(c)	—
From net realized gains
Class A Shares	—
Class B Shares	—
Class C Shares	—
Institutional Shares	—
Service Shares	—
Class IR Shares(c)	—
Class R Shares(c)	—
From capital
Class A Shares	—
Class B Shares	—
Class C Shares	—
Institutional Shares	—
Service Shares	—
Class IR Shares(c)	—
Class R Shares(c)	—

Total distributions to shareholders	—

From share transactions:

Net proceeds from sales of shares	135,450,993
Reinvestments of distributions	—
Cost of shares redeemed	(8,799,990	)(d)

Net increase (decrease) in net assets resulting from share transactions	126,651,003

NET INCREASE (DECREASE)	117,805,597

Net assets:

Beginning of period	—

End of period	$117,805,597

Accumulated undistributed (distributions in excess of) net investment income	$(439,377)

(a)	Commenced operations on May 30, 2008.
(b)	Commenced operations on March 30, 2007.
(c)	Commenced operations on November 30, 2007.
(d)	Net of $9,242, $46,497 and $57,146 of redemption fees remitted to the Absolute Return Tracker, Commodity Strategy and International Real Estate Securities Funds, respectively.
(e)	Net of $4,396 and $23,447 of redemption fees remitted to the Commodity Strategy and International Real Estate Securities Funds, respectively.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SELECT SATELLITE FUNDS

Commodity Strategy Fund				International Real Estate Securities Fund				Real Estate Securities Fund
For the		For the		For the		For the		For the	For the
Year Ended		Period Ended		Year Ended		Year Ended		Year Ended	Year Ended
December 31, 2008		December 31, 2007(b)		December 31, 2008		December 31, 2007		December 31, 2008	December 31, 2007

$7,276,024		$5,378,334		$15,940,878		$17,394,734		$12,632,335	$9,144,873
(114,445,055)		16,079,439		(431,461,610)		(12,495,823)		(112,889,950)	157,525,475
(52,651,285)		47,919,635		(119,559,595)		(84,613,301)		(205,345,654)	(333,239,747)

(159,820,316)		69,377,408		(535,080,327)		(79,714,390)		(305,603,269)	(166,569,399)

(1,520,932)		(1,121,710)		—		(48,798,088)		(4,936,378)	(6,229,091)
—		—		—		—		(128,289)	(155,449)
(45,893)		(3,369)		—		(1,168,464)		(190,855)	(202,112)
(5,902,541)		(4,273,693)		—		(49,301,810)		(7,953,608)	(9,210,465)
—		—		—		—		(118,661)	(133,196)
(520)		(62)		—		(651)		(176)	—
(260)		(58)		—		—		(163)	—

(3,905,699)		—		—		(2,445,162)		(8,950,639)	(57,123,852)
—		—		—		—		(326,976)	(2,117,316)
(233,889)		—		—		(64,287)		(495,479)	(2,833,437)
(12,888,349)		—		—		(2,312,600)		(16,760,636)	(70,767,606)
—		—		—		—		(284,605)	(1,213,370)
(1,748)		—		—		(34)		(372)	(1,612)
(906)		—		—		—		(480)	(1,612)

(22,790)		—		(4,050,970)		—		(2,147,339)	—
—		—		—		—		(55,806)	—
(688)		—		(129,643)		—		(83,023)	—
(88,444)		—		(6,256,822)		—		(3,459,842)	—
—		—		—		—		(51,618)	—
(8)		—		(91)		—		(76)	—
(4)		—		—		—		(71)	—

(24,612,671)		(5,398,892)		(10,437,526)		(104,091,096)		(45,945,092)	(149,989,118)

211,301,984		326,816,823		275,427,686		1,167,346,815		238,464,837	364,175,276
23,076,929		5,265,236		9,168,334		95,008,177		41,503,482	135,996,871
(257,696,399	)(d)	(18,327,804	)(e)	(680,372,892	)(d)	(473,956,717	)(e)	(300,240,389)	(480,532,473)

(23,317,486)		313,754,255		(395,776,872)		788,398,275		(20,272,070)	19,639,674

(207,750,473)		377,732,771		(941,294,725)		604,592,789		(371,820,431)	(296,918,843)

377,732,771		—		1,236,680,828		632,088,039		765,722,925	1,062,641,768

$169,982,298		$377,732,771		$295,386,103		$1,236,680,828		$393,902,494	$765,722,925

$(32,900)		$88,859		$(1,554,367)		$(56,576,063)		$1,996,253	$2,872,264

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SELECT SATELLITE FUNDS

Notes to Financial Statements
December 31, 2008

1. ORGANIZATION

The Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following are the Goldman Sachs Funds included in this report (collectively, the “Funds” or individually a “Fund”), the shares offered by each Fund and each Fund’s diversification status under the Act.

Fund	Share Classes Offered	Diversified/Non-diversified

Absolute Return Tracker (commenced operations on May 30, 2008) and Commodity Strategy	A, C, Institutional, IR and R Shares	Non-diversified

International Real Estate Securities	A, C, Institutional and IR Shares	Non-diversified

Real Estate Securities	A, B, C, Institutional, Service, IR and R Shares	Non-diversified

Class A Shares of Absolute Return Tracker, International Real Estate Securities and Real Estate Securities Funds are sold with a front-end sales charge of up to 5.50%. Class A Shares of Commodity Strategy Fund are sold with a front-end sales charge of up to 4.50%. Class B Shares of Real Estate Securities Fund are sold with a contingent deferred sales charge that declines from 5.00% to zero, depending upon the period of time the shares are held. Class C Shares of the Funds are sold with a contingent deferred sales charge of 1.00% during the first 12 months. Institutional Class, Class IR Shares of the Funds and Service Shares of Real Estate Securities Fund are not subject to a sales charge. Class R Shares of the Absolute Return Tracker, Commodity Strategy and Real Estate Securities Funds are not subject to a sales charge. Goldman, Sachs & Co. (“Goldman Sachs”) serves as Distributor of the shares of the Funds pursuant to a Distribution Agreement. Goldman Sachs may retain a portion of such sales charges it receives as Distributor.
Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs, serves as investment adviser pursuant to a Management Agreement (the “Agreement”) with the Trust on behalf of the Funds.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Fund. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that may affect amounts. Actual results could differ from those estimates.

A. Investment Valuation — The investment valuation policy of the Funds is to value investments at market value. Investments in equity securities traded on a foreign securities exchange are valued daily at fair value determined by an independent fair value service (if available) under valuation procedures approved by the Board of Trustees consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the United States (“U.S.”) securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchanges. While the independent service may not take into account market or security specific information, under the valuation procedures, these securities might also be fair valued by GSAM by taking into consideration market or security specific information as discussed below.
Investments in equity securities and investment companies traded on a U.S. securities exchange or the NASDAQ system are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. Investments in equity securities and investment companies traded on a foreign securities exchange for which an independent fair value service cannot provide a quote are valued daily at their last sale price or official closing price on the

GOLDMAN SACHS SELECT SATELLITE FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

principal exchange on which they are traded. If no sale occurs, such securities and investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Debt securities for which market quotations are readily available are valued on the basis of quotations furnished by an independent pricing service or provided by securities dealers. The pricing services may use valuation models or matrix pricing, which considers yield or price with respect to comparable bonds, quotations from bond dealers or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, to determine current value. Unlisted equity securities for which market quotations are available are valued at the last sale price on valuation date, or if no sale occurs, at the last bid price. In the absence of market quotations, broker quotes will be utilized or the security will be fair valued. Investments in investment companies (other than those that are exchange traded) are valued at the net asset value per share (“NAV”) on the valuation date. Short-term debt obligations maturing in sixty days or less are valued at amortized cost, which approximates market value. If accurate quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined based on yield equivalents, a pricing matrix or other sources, under valuation procedures established by the Board of Trustees.
GSAM, consistent with its procedures and applicable regulatory guidance, may determine to make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Funds’ NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or market closings; equipment failures; natural or man-made disasters or acts of God; armed conflicts; government actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements, including those relating to earnings, products and regulatory news; significant litigation; low trading volume; and trading limits or suspensions.

B. Security Transactions and Investment Income — Security transactions are reflected for financial reporting purposes as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified cost basis. Dividend income is recorded on the ex-dividend date, net of foreign withholding taxes, if any, which are reduced by any amounts reclaimable by the Funds, where applicable. Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted. In addition, it is the Funds’ policy to accrue for estimated capital gains taxes, if any, on securities held by the Funds which are subject to such taxes.
In addition, distributions received from the Funds’ investments in U.S. real estate investment trusts (“REITs”) often include a “return of capital” which is recorded by the Fund as a reduction of the cost basis of the securities held. The Internal Revenue Code of 1986, as amended (the “Code”) requires a REIT to distribute at least 95% of its taxable income to investors. In many cases, however, because of “non-cash” expenses such as property depreciation, a REIT’s cash flow will exceed its taxable income. The REIT may distribute this excess cash to offer a more competitive yield. This portion of the distribution is deemed a return of capital and is generally not taxable to shareholders.
Net investment income (other than class specific expenses) and unrealized and realized gains or losses are allocated daily to each class of shares of the respective Fund based upon the relative proportion of net assets of each class.

C. Expenses — Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Funds on a straight-line and/or “pro-rata” basis depending upon the nature of the expense.

D. Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Code applicable to regulated investment companies and to distribute each year substantially all of its investment company

GOLDMAN SACHS SELECT SATELLITE FUNDS

Notes to Financial Statements (continued)
December 31, 2008

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

taxable income and capital gains to its shareholders. Accordingly, no federal tax provisions are required. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

	Income Distribution		Capital Gains Distribution
Fund	Declared and Paid		Declared and Paid

Absolute Return Tracker	Annually	Annually	Annually	Annually

Commodity Strategy and Real Estate Securities	Quarterly	Quarterly	Annually	Annually

International Real Estate Securities	Semi-Annually	Semi-Annually	Annually	Annually

Net capital losses are carried forward to future years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gain distributions.
The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with Federal income tax rules, which may differ from generally accepted accounting principles. Therefore, the source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital.
GSAM has reviewed the tax positions for the Funds for the open tax years (tax years ended December 31, 2005-2008) and determined that they did not have a material impact on the Funds’ financial statements.

E. Foreign Currency Translations — The books and records of the Funds are accounted for in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars (using 4:00 p.m. Eastern Time exchange rates) on the following basis: (i) investment valuations, foreign currency and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates; and (ii) purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions.
Net realized and unrealized gain (loss) on foreign currency transactions represent: (i) foreign exchange gains and losses from the sale and holdings of foreign currencies; (ii) currency gains and losses between trade date and settlement date on investment securities transactions and forward foreign currency exchange contracts; and (iii) gains and losses from the difference between amounts of dividends, interest and foreign withholding taxes recorded and the amounts actually received. The effects of changes in foreign currency exchange rates on equity securities and derivative instruments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included with the net realized and unrealized gain (loss) on investments. The effect of changes in foreign currency exchange rates on fixed income securities are segregated in the Statements of Operations from the effects of changes in market prices of those securities and derivative instruments, and are included with the net realized and unrealized gain (loss) on foreign currency related transactions. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities as a result of changes in foreign exchange rates are included as increases and decreases in unrealized gain (loss) on foreign currency related transactions.

Non U.S. currency symbol utilized throughout the report is defined as follows: EUR — Euro

F. Futures Contracts — The Funds may purchase or sell futures contracts to hedge against changes in interest rates, securities prices, currency exchange rates or to seek to increase total return. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, the Funds deposit cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or

GOLDMAN SACHS SELECT SATELLITE FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

received by the Funds equal to the daily change in the contract value and are recorded as variation margin receivable or payable and offset in unrealized gains and losses. The Funds recognize a realized gain or loss when a contract is closed or expires.
The use of futures contracts involves, to varying degrees, elements of market and counterparty risk which may exceed the amounts recognized in the Statements of Assets and Liabilities. Futures contracts may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day. Changes in the value of a futures contract may not directly correlate with changes in the value of the underlying securities. These risks may decrease the effectiveness of the Funds’ strategies and potentially result in a loss. For futures contracts, the Funds must set aside liquid assets, or engage in other appropriate measures to cover their obligations under the contracts.

G. Offering Costs — Offering costs paid in connection with the offering of shares of the Absolute Return Tracker and Commodity Strategy Funds are amortized on a straight line basis over 12 months from the date of the commencement of operations.

H. Commodity-Linked Structured Notes — The Absolute Return Tracker and Commodity Strategy Funds may invest in structured notes whose values are based on the price movements of a commodity index. Commodity-linked structured notes are valued daily by the issuing counterparties under procedures approved by the Trustees. The value of these notes will rise and fall in response to changes in the underlying commodity or related index or investment. The structured notes are often leveraged, increasing the volatility of each note’s value relative to the change in the underlying linked index. Commodity-linked investments may be more volatile and less liquid than the underlying index and their value may be affected by the performance of commodities as well as other factors including liquidity, quality, maturity and other economic variables. These structured notes are subject to prepayment, credit and interest rate risks. The current contracts held by the Funds have a mandatory put feature if the underlying index declines from the entrance date by the amount noted in the agreement. The Funds have the option to request prepayment from the issuer at any time. Interim payments received are recorded as net realized gains in the Statements of Operations. At maturity, or when a note is sold, the Funds record a realized gain or loss.

I. Swap Contracts — The Funds may enter into swap transactions for hedging purposes or to seek to increase total return. The Funds may be required to post collateral under the terms of a swap contract. Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net payment to be received by the Funds and/or the termination value at the end of the contract. Therefore, the Funds consider the creditworthiness of each counterparty to a contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying reference asset or index. Entering into these agreements involves, to varying degrees, market, liquidity, elements of credit, legal and documentation risk in excess of amounts recognized in the Statements of Assets and Liabilities. When entering into swap contracts, a Fund must “set aside” liquid assets, or engage in other appropriate measures to “cover” its obligations under the swap contract.
Swaps are marked to market daily using either pricing vendor quotations, counterparty prices or model prices and the change in value, if any, is recorded as an unrealized gain or loss in the Statements of Operations. Upfront payments made and/or received by the Funds, are recorded as an asset and/or liability on the Statements of Assets and Liabilities and are recorded as a realized gain or loss ratably over the contract’s term/event with the exception of forward starting interest rate swaps, which are recorded as realized gain or loss on termination date. Periodic payments received or made on swap contracts are recorded as realized gain or loss on the Statements of Operations. Gains or losses are also realized upon early

GOLDMAN SACHS SELECT SATELLITE FUNDS

Notes to Financial Statements (continued)
December 31, 2008

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

termination of the swap agreements and recorded as realized gain or loss on the Statements of Operations. The Funds may invest in the following types of swaps:
An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices, rates or indices for a specified amount of an underlying asset or notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.
A credit default swap is an agreement that involves one party making a stream of payments to another party in exchange for the right to receive protection on a reference security or obligation. A Fund may use credit default swaps to provide a measure of protection against defaults of the reference security or obligation or to take a short position with respect to the likelihood of default. Credit default swaps may involve greater risks than if a Fund had invested in the referenced obligation directly. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. If the Fund buys protection through a credit default swap and no credit event occurs, its payments are limited to the periodic payments previously made to the counterparty. Upon the occurrence of a specified credit event, the Fund as a buyer of credit protection is entitled to receive an amount equal to the notional amount of the swap and deliver to the seller the defaulted reference obligation in a physically settled trade. The Fund may also receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade.
As a seller of protection, a Fund generally receives a payment stream throughout the term of the swap provided that there is no credit event. In addition, if the Fund sells protection through a credit default swap, the Fund could suffer a loss because the value of the referenced obligation may be less than the premium payments received by the Fund. Upon the occurrence of a specified credit event, the Fund as a seller of credit protection may be required to take possession of the defaulted reference obligation and pay the buyer an amount equal to the notional amount of the swap in a physically settled trade. The Fund may also pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade. Recovery values are at times established through the credit event auction process in which market participants are ensured that a trustworthy and transparent price has been set for the defaulted security or obligation. In addition, the Fund is entitled to a return of any assets which have been pledged as collateral to the counterparty.
Credit default swaps meet the definition of a credit derivative as defined by FASB FSP No. 133-1 and FIN 45-4, Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161. The Funds’ credit default swaps are disclosed in the Additional Investment Information section of the Schedule of Investments. The maximum potential amount of future payments (undiscounted) that the Funds as a seller of protection could be required to make under a credit default swap would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or net amounts received from a settlement of a credit default swap for the same reference security or obligation where the Funds bought credit protection.

J. Mortgage and Asset-Backed Securities — The Absolute Return Tracker and Commodity Strategy Funds may invest in mortgage and/or asset-backed securities. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. These securities may include mortgage pass-through securities, collateralized mortgage obligations, Real Estate Mortgage Investment Conduit pass-through or participation certificates, and stripped mortgagebacked securities. Asset-backed securities include securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Asset-backed securities also include home equity line of credit loans and other second-lien mortgages.

GOLDMAN SACHS SELECT SATELLITE FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

The value of some mortgage- and asset-backed securities may be particularly sensitive to changes in prevailing interest rates. The value of these securities may also fluctuate in response to the market’s perception of the creditworthiness of the issuers. Early repayment of principal on mortgage- or asset-backed securities may expose a Fund to the risk of earning a lower rate of return upon reinvestment of principal. Asset-backed securities may present credit risks that are not presented by mortgage-backed securities because they generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Some asset-backed securities may only have a subordinated claim on collateral. In addition, while mortgage- and asset-backed securities may be supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers, if any, will meet their obligations.

K. Forward Foreign Currency Exchange Contracts — The Funds may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions or portfolio positions. The Fund may also purchase and sell forward contracts to seek to increase total return. All commitments are “marked-to-market” daily at the applicable translation rates and any resulting unrealized gains or losses are recorded by the Funds. The Funds record realized gains or losses on the settlement date of a contract.
Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.
The contractual amounts of forward foreign currency exchange contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. For forward foreign currency exchange contracts, the Funds must set aside liquid assets, or engage in other appropriate measures to cover their obligations under the contracts.

L. Redemption Fees — All classes of the Absolute Return Tracker, Commodity Strategy and International Real Estate Securities Funds charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less. For this purpose, the Funds use a first-in first-out method so that shares held longest will be treated as being redeemed first and shares held shortest will be treated as being redeemed last. Redemption fees are reimbursed to the Funds and reflected as a reduction in cost of shares repurchased on the Statements of Changes in Net Assets. Redemption fees are credited to Paid-in capital and are allocated to each share class of the Funds on a pro-rata basis at the time of payment.

3. AGREEMENTS

A. Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Board of Trustees.
As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administering the Funds’ business affairs, including providing facilities, GSAM is entitled to a fee (“Management fee”) computed daily and payable monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

GOLDMAN SACHS SELECT SATELLITE FUNDS

Notes to Financial Statements (continued)
December 31, 2008

3. AGREEMENTS (continued)

For the year ended December 31, 2008, GSAM received a Management fee on a contractual basis at the following annual rates:

	Contractual Management Rate						Effective Net
	Up to	Next	Next	Next	Over	Effective	Management Rate
Fund	$1 billion	$1 billion	$3 billion ^	$3 billion ^	$8 billion ^	Rate	(after waiver)

Absolute Return Tracker	1.15%	1.04%	0.99%	0.97%	0.95%	1.15%	1.15%

Commodity Strategy	0.50	0.50	0.45	0.43	0.42	0.50	0.50

International Real Estate Securities	1.05	1.05	0.95	0.90	0.88	1.05	1.03	*

Real Estate Securities	1.00	0.90	0.86	0.84	0.82	1.00	1.00

^	Effective July 1, 2008, GSAM implemented these additional asset level breakpoints to its contractual management rates.
*	GSAM voluntarily agreed to waive a portion of its Management fee in order to achieve an effective management rate of 1.03% as an annual percentage rate of average daily net assets of the International Real Estate Securities Fund for the year ended December 31, 2008.

B. Distribution Agreement and Service Plan — The Trust, on behalf of each Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs and/or authorized dealers are entitled to a monthly fee for distribution services which may not exceed, on an annual basis, 0.25%, 0.75%, 0.75% and 0.50% of the Funds’ average daily net assets attributable to Class A, Class B, Class C and Class R Shares, respectively. Additionally, Goldman Sachs and/or authorized dealers are entitled to receive under the Plans a separate fee for personal and account maintenance services equal to, on an annual basis, 0.25% of each Fund’s average daily net assets attributable to Class B and Class C Shares. With respect to Class A and Class R Shares, if applicable, the distributor at its discretion may use compensation for distribution services paid under the Plans to compensate service organizations for personal and account maintenance services and expenses so long as such total compensation under the Plans does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.
Goldman Sachs may retain a portion of the Class A sales load and Class B and Class C contingent deferred sales charges. During the year ended December 31, 2008, Goldman Sachs advised the Funds that it retained the following approximate amounts:

	Front End	Contingent Deferred
	Sales Load	Sales Charge
Fund	Class A	Class B	Class C

Absolute Return Tracker	$15,000	N/A	$—

Commodity Strategy	55,800	N/A	100

International Real Estate Securities	13,200	N/A	100

Real Estate Securities	20,000	$200	—	*

*	Amount less than $50.

C. Transfer Agency Agreement — Goldman Sachs also serves as the Transfer Agent of the Funds for a fee pursuant to a Transfer Agency Agreement. The fees charged for such transfer agency services are calculated daily and payable monthly at an annual rate as follows: 0.19% (except for the Commodity Strategy Fund which charges at an annual rate of 0.13%) of the average daily net assets for Class A, Class B, Class C, Class IR and Class R Shares and 0.04% of the average daily net assets for Institutional and Service Shares.

GOLDMAN SACHS SELECT SATELLITE FUNDS

3. AGREEMENTS (continued)

D. Service Plan and Shareholder Administration Plan — The Trust, on behalf of the Real Estate Securities Fund, has adopted a Service Plan and a Shareholder Administration Plan for Service Shares. These plans allow for Service Shares to compensate service organizations for providing varying levels of personal and account administration and shareholder administration services to their customers who are beneficial owners of such shares. The Service Plan and Shareholder Administration Plan each provide for compensation to the service organizations in an amount equal to, on an annualized basis, 0.25% of the average daily net assets of the Service Shares.

E. Other Agreements — GSAM has voluntarily agreed to limit certain “Other Expenses” of the Funds (excluding Management fees, Distribution and Service fees, Transfer Agent fees and expenses, Service Share fees, taxes, interest, brokerage fees and litigation, indemnification, shareholder meeting costs and other extraordinary expenses, exclusive of any custody and transfer agent fee credit reductions) to the extent that such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such expense reimbursements, if any, are computed daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any.
The Other Expense limitations for the Absolute Return Tracker, Commodity Strategy, International Real Estate Securities and Real Estate Securities Funds as an annual percentage rate of average daily net assets were 0.014%, 0.044%, 0.064% and 0.004%, respectively.
For the year ended December 31, 2008, GSAM has voluntarily waived certain Management fees and agreed to reimburse certain other expenses. In addition, the Funds have entered into certain offset arrangements with the custodian and the transfer agent resulting in a reduction in the Funds’ expenses. For the year ended December 31, 2008, these expense reductions, including any waivers and expense reimbursements, were as follows (in thousands):

			Transfer
	Management Fee	Other Expense	Agent Fee		Total Expense
	Waiver	Reimbursement	Credits		Reductions

Absolute Return Tracker	$—	$723	$—	*	$723

Commodity Strategy	—	558	1		559

International Real Estate Securities	161	373	10		544

Real Estate Securities	—	468	5		473

*	Amount rounds to less than $100.

As of December 31, 2008, the amounts owed to affiliates of the Funds were as follows (in thousands):

	Management	Distribution and	Transfer
Fund	Fees	Service Fees	Agent Fees	Total

Absolute Return Tracker	$99	$11	$9	$119

Commodity Strategy	68	10	8	86

International Real Estate Securities	261	32	28	321

Real Estate Securities	312	42	30	384

F. Line of Credit Facility — The Funds, (except for Absolute Return Tracker, which is pending) participate in a $700,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or affiliates. Pursuant to the terms of the

GOLDMAN SACHS SELECT SATELLITE FUNDS

Notes to Financial Statements (continued)
December 31, 2008

3. AGREEMENTS (continued)

facility, the Funds and other borrowers may increase the credit amount by an additional $300,000,000, for a total of up to $1 billion. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the year ended December 31, 2008, the Funds did not have any borrowings under the facility. Prior to May 13, 2008, the amount available through the facility was $450,000,000.

4. FAIR VALUE OF INVESTMENTS

For the year ended December 31, 2008, the Funds adopted FASB Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (exit price). Fair value measurements do not include transaction costs. FAS 157 establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy under FAS 157 are described below:

Basis of Fair Value Measurement

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not considered to be active or financial instruments for which all significant inputs are observable, either directly or indirectly;

Level 3 — Prices or valuations that require inputs that are both significant to the fair value measurement and unobservable.
A financial instrument’s Level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement.
The following is a summary of the levels within the fair value hierarchy in which the Funds invest:

	Absolute Return Tracker			Commodity Strategy
	Investments in			Investments in
	Securities	Derivatives —	Derivatives —	Securities	Derivatives —	Derivatives —
Level	Long-Assets	Assets	Liabilities	Long-Assets	Assets	Liabilities

Level 1	$15,759,392	$1,153,292	$(1,206,615)	$—	$937,734	$(1,282,451)

Level 2	97,167,059	4,885,351	(1,143,098)	180,386,781	1,027,543	(1,793,183)

Level 3	—	—	—	—	—	—

Total	$112,926,451	$6,038,643	$(2,349,713)	$180,386,781	$1,965,277	$(3,075,634)

GOLDMAN SACHS SELECT SATELLITE FUNDS

4. FAIR VALUE OF INVESTMENTS (continued)

	International Real
	Estate Securities	Real Estate Securities
	Investments in Securities	Investments in Securities
Level	Long-Assets	Long-Assets

Level 1	$17,129,285	$386,398,350

Level 2(a)	276,253,064	94,332,646

Level 3	—	—

Total	$293,382,349	$480,730,996

(a)	To adjust for differing local market close timing, the Funds may utilize fair value model prices for international equities provided by an independent service resulting in a Level 2 classification.

5. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the year ended December 31, 2008 were as follows:

				Sales and
	Purchases of	Purchases	Sales and	Maturities
	U.S. Government	(Excluding U.S.	Maturities of	(Excluding U.S.
	and Agency	Government and	U.S. Government and	Government and
Fund	Obligations	Agency Obligations)	Agency Obligations	Agency Obligations)

Absolute Return Tracker	$—	$23,809,065	$—	$12,480,646

Commodity Strategy	286,895,943	669,309,277	258,085,791	616,467,449

International Real Estate Securities	—	759,389,471	—	1,129,812,672

Real Estate Securities	—	254,724,720	—	292,943,656

For the year ended December 31, 2008, Goldman Sachs and its affiliates earned approximately $9,000, $600 and $3,300 of brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the Absolute Return Tracker, Commodity Strategy and Real Estate Securities Funds, respectively. Goldman Sachs did not earn any broker commissions with respect to the International Real Estate Securities Fund.

6. SECURITIES LENDING

Pursuant to exemptive relief granted by the Securities and Exchange Commission and the terms and conditions contained therein, the Funds may lend their securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), formerly Boston Global Advisers, a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Funds’ securities lending procedures, the Funds receive cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Funds, at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional required collateral is delivered to the Funds on the next business day. As with other

GOLDMAN SACHS SELECT SATELLITE FUNDS

Notes to Financial Statements (continued)
December 31, 2008

6. SECURITIES LENDING (continued)

extensions of credit, the Funds bear the risk of delay on recovery or loss of rights in the collateral should the borrower of the securities fail financially.
The Funds invest the cash collateral received in connection with securities lending transactions in the Enhanced Portfolio of Boston Global Investment Trust (“Enhanced Portfolio”), a Delaware statutory trust. The Enhanced Portfolio is exempt from registration under Section 3(c)(7) of the Act and is managed by GSAM, for which GSAM may receive an investment advisory fee of up to 0.10% on an annualized basis of the average daily net assets of the Enhanced Portfolio. The Enhanced Portfolio primarily invests in short-term investments, but is not a “money market fund” subject to the requirements of Rule 2a-7 of the Act. The Funds bear the risk of incurring a loss from the investment of cash collateral due to either credit or market factors.
Both the Funds and GSAL receive compensation relating to the lending of the Funds’ securities. The amount earned by the Funds for the year ended December 31, 2008 is reported parenthetically under Investment Income on the Statements of Operations.
The table below details securities lending activity with affiliates of Goldman Sachs as of, and for the year ended December 31, 2008:

Amount Payable to
	Earnings of GSAL	Goldman Sachs
	Relating to Securities	Upon Return of
	Loaned for	Securities Loaned
	the year ended	as of the year ended
Fund	December 31, 2008	December 31, 2008

International Real Estate Securities	$54,232	$—

Real Estate Securities	84,811	6,660,825

7. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended December 31, 2008 was as follows:

	Absolute		International
	Return	Commodity	Real Estate	Real Estate
	Tracker	Strategy	Securities	Securities

Distributions paid from:
Ordinary income	$—	$24,500,737	$—	$13,329,723
Net long-term capital gains	—	—	—	26,817,594

Total taxable distributions	$—	$24,500,737	$—	$40,147,317

Tax return of capital	$—	$111,934	$10,437,526	$5,797,775

GOLDMAN SACHS SELECT SATELLITE FUNDS

7. TAX INFORMATION (continued)

The tax character of distributions paid during the fiscal year ended December 31, 2007 was as follows:

		International Real	Real Estate
	Commodity Strategy	Estate Securities	Securities

Distributions paid from:
Ordinary income	$5,398,892	$104,073,412	$10,359,032
Net long-term capital gains	—	17,684	139,630,086

Total taxable distributions	$5,398,892	$104,091,096	$149,989,118

As of December 31, 2008, the components of accumulated earnings (losses) on a tax basis were as follows:

	Absolute		International
	Return	Commodity	Real Estate	Real Estate
	Tracker	Strategy	Securities	Securities

Capital loss carryforwards (expiring 2016)*	$(1,719,513)	$(43,725,367)	$(336,771,834)	$(26,254,435)
Timing differences (post October losses/deferred REIT Income/deferred straddle losses)	(6,865,187)	(72,071,485)	(90,859,893)	(54,982,653)
Unrealized gains (losses) — net	2,013,236	(4,419,833)	(193,562,166)	(190,986,923)

Total accumulated losses — net	$(6,571,464)	$(120,216,685)	$(621,193,893)	$(272,224,011)

*	Expiration occurs on December 31 of the year indicated.

At December 31, 2008, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Absolute		International
	Return	Commodity	Real Estate	Real Estate
	Tracker	Strategy	Securities	Securities

Tax cost	$112,355,351	$184,729,907	$487,016,444	$671,717,919

Gross unrealized gain	1,230,494	14,321,741	1,620,303	1,016,233
Gross unrealized loss	(659,394)	(18,664,867)	(195,254,398)	(192,003,156)

Net unrealized security gain (loss)	$571,100	$(4,343,126)	$(193,634,095)	$(190,986,923)
Net unrealized gain (loss) on other investments	1,442,136	(76,707)	71,929	—

Net unrealized gain (loss)	$2,013,236	$(4,419,833)	$(193,562,166)	$(190,986,923)

The difference between book-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains (losses) on regulated futures, and differences related to the tax treatment of passive foreign investment companies, swap transactions and partnership investments.
In order to present certain components of the Funds’ capital accounts on a tax basis, certain reclassifications have been recorded to the Funds’ accounts. These reclassifications have no impact on the net asset value of the Funds. Reclassifications result primarily from the differences related to tax treatment of real estate investment trusts, net operating losses, foreign

GOLDMAN SACHS SELECT SATELLITE FUNDS

Notes to Financial Statements (continued)
December 31, 2008

7. TAX INFORMATION (continued)

currency transactions, swap transactions, certain non-deductible expenses and passive foreign investment company investments.

			Accumulated
			undistributed net
		Accumulated net	investment
Fund	Paid-In Capital	Realized gain (loss)	income

Absolute Return Tracker	$(2,273,942)	$2,890,582	$(616,640)

Commodity Strategy	(55,010)	(17,353)	72,363

International Real Estate Securities	(29,382,728)	(9,698,090)	39,080,818

Real Estate Securities	144,962	35,254	(180,216)

8. OTHER RISKS

A. Funds’ Shareholder Concentration Risks — Certain fund of funds portfolios, other clients or affiliates of GSAM and the Goldman Sachs Profit Sharing Master Trust may own or control a significant percentage of a Fund’s shares. In the event these entities experience significant redemptions and/or reallocations, they may redeem their shares of the Funds and subject the Funds to liquidity risk. In particular, the Fund may encounter difficulty meeting redemptions if unusual market conditions create an unfavorable environment in which the Fund is forced to liquidate its securities. The following fund of funds portfolios and the Profit Sharing Master Trust were beneficial owners of the Commodity Strategy, International Real Estate Securities and Real Estate Securities Funds with amounts of 5% or greater as of December 31, 2008 (as a percentage of total outstanding shares) as follows:

					Goldman Sachs	Goldman Sachs
	Goldman Sachs	Goldman Sachs	Goldman Sachs	Goldman Sachs	Satellite	Profit Sharing
	Balanced Strategy	Growth and Income	Growth Strategy	Equity Growth	Strategies	Master
Fund	Portfolio	Strategy Portfolio	Portfolio	Strategy Portfolio	Portfolio	Trust

Commodity Strategy	6%	21%	17%	8%	12%	—%

International Real Estate Securities	—	8	7	—	6	—

Real Estate Securities	—	6	5	—	—	15

B. Indemnifications — Under the Trust’s organizational documents, its Board of Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be against the Funds that have not yet occurred. However, the Funds believe the risk of loss under these made arrangements to be remote.

C. Market and Credit Risks — In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Funds may also be exposed to credit risk in the event of the failure of an issuer to perform or that an institution or entity with which the Funds have unsettled or open transactions defaults.

GOLDMAN SACHS SELECT SATELLITE FUNDS

8. OTHER RISKS (continued)

Investing in foreign markets may involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets my be less liquid, subject to government ownership controls, delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S.

D. Portfolio Concentration Risk — The Real Estate Securities Fund invests primarily in securities of issuers that are primarily engaged in or related to the real estate industry and has a policy of concentrating its investments in the real estate industry. Therefore, an investment in the Real Estate Securities Fund is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general. Such risks include, but are not limited to, declines in property values, increases in property taxes, operating expenses, interest rates or competition, zoning changes, and losses from casualty and condemnation.
The International Real Estate Securities Fund invests primarily in securities of issuers outside the U.S. that are engaged in or related to the real estate industry and has a policy of concentrating its investments in the real estate industry. Therefore, an investment in the International Real Estate Securities Fund is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general. Such risks include, but are not limited to, declines in property values, increases in property taxes, operating expenses, interest rates or competition, zoning changes, and losses from casualty and condemnation.

9. OTHER MATTERS

New Accounting Pronouncements — In March 2008, FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about the Funds’ derivative and hedging activities. Management is currently evaluating the impact the adoption of FAS 161 will have on the Funds’ financial statement disclosures.

GOLDMAN SACHS SELECT SATELLITE FUNDS

Notes to Financial Statements (continued)
December 31, 2008

10. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Absolute Return Tracker Fund
	For the Period Ended
	December 31, 2008(a)
	Shares	Dollars

Class A Shares
Shares sold	5,542,563	$50,387,576
Shares redeemed	(658,042)	(5,794,085)

	4,884,521	44,593,491

Class C Shares
Shares sold	378,141	3,444,958
Shares redeemed	(28,724)	(245,927)

	349,417	3,199,031

Institutional Shares
Shares sold	8,791,770	81,598,459
Shares redeemed	(314,966)	(2,759,978)

	8,476,804	78,838,481

Class IR
Shares sold	1,000	10,000

	1,000	10,000

Class R
Shares sold	1,000	10,000

	1,000	10,000

NET INCREASE	13,712,742	$126,651,003

(a) Commenced operations on May 30, 2008.

GOLDMAN SACHS SELECT SATELLITE FUNDS

10. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Commodity Strategy Fund
	For the Year Ended		For the Period Ended
	December 31, 2008		December 31, 2007(a)
	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	6,405,598	$77,941,591	7,693,491	$78,677,195
Reinvestments of distributions	893,643	5,319,592	100,555	1,117,440
Shares redeemed	(6,962,797)	(88,236,923)	(704,473)	(7,703,413)

	336,444	(4,975,740)	7,089,573	72,091,222

Class C Shares
Shares sold	720,119	9,882,383	58,261	663,172
Reinvestments of distributions	38,883	216,478	242	2,816
Shares redeemed	(404,527)	(4,510,671)	(2,461)	(28,943)

	354,475	5,588,190	56,042	637,045

Institutional Shares
Shares sold	9,912,868	123,333,124	24,249,028	247,456,456
Reinvestments of distributions	2,851,789	17,537,413	371,264	4,144,860
Shares redeemed	(12,967,583)	(164,844,900)	(927,780)	(10,595,448)

	(202,926)	(23,974,363)	23,692,512	241,005,868

Class IR Shares(b)
Shares sold	8,030	130,461	861	10,000
Reinvestments of distributions	399	2,276	5	62
Shares redeemed	(6,109)	(99,365)	—	—

	2,320	33,372	866	10,062

Class R Shares(b)
Shares sold	1,125	14,425	861	10,000
Reinvestments of distributions	205	1,170	5	58
Shares redeemed	(539)	(4,540)	—	—

	791	11,055	866	10,058

NET INCREASE (DECREASE)	491,104	$(23,317,486)	30,839,859	$313,754,255

(a) Commenced operations on March 30, 2007.
(b) Commenced operations on November 30, 2007.

GOLDMAN SACHS SELECT SATELLITE FUNDS

Notes to Financial Statements (continued)
December 31, 2008

10. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	International Real Estate Securities Fund
	For the Year Ended		For the Year Ended
	December 31, 2008		December 31, 2007
	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	13,452,828	$115,186,616	50,811,581	$643,267,082
Reinvestment of distributions	424,727	3,712,216	4,239,882	48,092,486
Shares redeemed	(44,298,306)	(346,001,213)	(23,373,116)	(279,503,525)

	(30,420,751)	(227,102,381)	31,678,347	411,856,043

Class C Shares
Shares sold	1,167,519	10,866,971	1,875,466	23,596,617
Reinvestment of distributions	6,865	59,722	72,925	821,704
Shares redeemed	(1,735,225)	(11,735,111)	(443,439)	(5,304,377)

	(560,841)	(808,418)	1,504,952	19,113,944

Institutional Shares
Shares sold	16,749,995	149,374,099	39,882,309	500,473,116
Reinvestments of distributions	617,426	5,396,305	4,062,957	46,093,302
Shares redeemed	(42,689,980)	(322,636,568)	(15,670,387)	(189,148,815)

	(25,322,559)	(167,866,164)	28,274,879	357,417,603

Class IR Shares(a)
Shares sold	—	—	806	10,000
Reinvestment of distributions	11	91	61	685

	11	91	867	10,685

NET INCREASE (DECREASE)	(56,304,140)	$(395,776,872)	61,459,045	$788,398,275

(a)	Commenced operations on November 30, 2007.

GOLDMAN SACHS SELECT SATELLITE FUNDS

10. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Real Estate Securities Fund
	For the Year Ended		For the Year Ended
	December 31, 2008		December 31, 2007
	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	6,788,483	$91,365,030	7,934,047	$172,459,513
Shares converted from Class B(a)	47,340	654,604	40,584	817,286
Reinvestments of distributions	1,479,026	13,846,651	3,463,820	56,565,589
Shares redeemed	(13,078,235)	(159,614,746)	(10,738,485)	(220,534,753)

	(4,763,386)	(53,748,461)	699,966	9,307,635

Class B Shares
Shares sold	56,868	817,743	113,689	2,540,117
Shares converted to Class A(a)	(47,378)	(654,604)	(40,565)	(817,286)
Reinvestments of distributions	51,589	457,409	123,280	1,997,829
Shares redeemed	(264,999)	(3,548,835)	(478,246)	(10,125,626)

	(203,920)	(2,928,287)	(281,842)	(6,404,966)

Class C Shares
Shares sold	244,329	3,407,105	322,015	7,036,313
Reinvestments of distributions	66,458	579,334	135,537	2,172,669
Shares redeemed	(473,676)	(6,017,917)	(576,718)	(12,057,835)

	(162,889)	(2,031,478)	(119,166)	(2,848,853)

Institutional Shares
Shares sold	11,028,963	138,331,072	7,995,702	174,723,748
Reinvestments of distributions	2,877,372	26,440,715	4,522,484	74,654,217
Shares redeemed	(10,651,327)	(127,040,072)	(10,843,278)	(227,949,311)

	3,255,008	37,731,715	1,674,908	21,428,654

Service Shares
Shares sold	356,876	4,541,071	345,926	7,395,585
Reinvestments of distributions	19,642	178,035	36,803	603,343
Shares redeemed	(313,902)	(4,018,819)	(453,585)	(9,864,948)

	62,616	700,287	(70,856)	(1,866,020)

Class IR Shares(b)
Shares sold	—	—	514	10,000
Reinvestments of distributions	68	624	101	1,612
Shares redeemed	—	—	—	—

	68	624	615	11,612

Class R Shares(b)
Shares sold	206	2,816	514	10,000
Reinvestments of distributions	82	714	101	1,612
Shares redeemed	—	—	—	—

	288	3,530	615	11,612

NET INCREASE (DECREASE)	(1,812,215)	$(20,272,070)	1,904,240	$19,639,674

(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.
(b) Commenced operations on November 30, 2007.

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout The Period

		Income (loss) from
		investment operations
	Net asset
	value,	Net	Net realized	Total from	Net asset
	beginning	investment	and unrealized	investment	value, end	Total
Year - Share Class	of period	income (loss)(a)	loss	operations	of period	return(b)

FOR THE PERIOD ENDED DECEMBER 31,(d)

2008 - A	$10.00	$0.01	$(1.43)	$(1.42)	$8.58	(14.20)%
2008 - C	10.00	(0.03)	(1.43)	(1.46)	8.54	(14.60)
2008 - Institutional	10.00	0.04	(1.44)	(1.40)	8.60	(14.00)
2008 - IR	10.00	0.04	(1.45)	(1.41)	8.59	(14.10)
2008 - R	10.00	0.01	(1.44)	(1.43)	8.57	(14.30)

(a)	Calculated based on the average shares outstanding methodology.

(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Annualized.

(d)	Commenced operations on May 30, 2008.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

			Ratios assuming no
			expense reductions
		Ratio of		Ratio of
Net assets,	Ratio of	net investment	Ratio of	net investment
end of	net expenses	income (loss)	total expenses	loss	Portfolio
period	to average	to average	to average	to average	turnover
(in 000s)	net assets(c)	net assets(c)	net assets(c)	net assets(c)	rate

$41,900	1.60%	0.08%	3.58%	(1.90)%	331%
2,985	2.35	(0.68)	4.33	(2.66)	331
72,903	1.20	0.72	3.18	(1.26)	331
9	1.35	0.98	3.33	(1.00)	331
9	1.85	0.48	3.83	(1.50)	331

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS COMMODITY STRATEGY FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from			Distributions
		investment operations			to shareholders
	Net asset
	value,	Net	Net realized	Total from	From net		From net
	beginning	investment	and unrealized	investment	investment		realized	Total
Year - Share Class	of period	income(a)	gain (loss)	operations	income		gains	distributions

FOR THE YEAR ENDED DECEMBER 31,

2008 - A	$12.22	$0.20	$(6.19)	$(5.99)	$(0.21	)(c)	$(0.62)	$(0.83)
2008 - C	12.20	0.11	(6.18)	(6.07)	(0.13	)(c)	(0.62)	(0.75)
2008 - Institutional	12.26	0.25	(6.21)	(5.96)	(0.25	)(c)	(0.62)	(0.87)
2008 - IR	12.21	0.23	(6.18)	(5.95)	(0.24	)(c)	(0.62)	(0.86)
2008 - R	12.21	0.17	(6.18)	(6.01)	(0.18	)(c)	(0.62)	(0.80)

FOR THE PERIOD ENDED DECEMBER 31,

2007 - A(d)	10.00	0.19	2.22	2.41	(0.19)		—	(0.19)
2007 - C(d)	10.00	0.13	2.22	2.35	(0.15)		—	(0.15)
2007 - Institutional(d)	10.00	0.23	2.24	2.47	(0.21)		—	(0.21)
2007 - IR(e)	11.62	0.03	0.63	0.66	(0.07)		—	(0.07)
2007 - R(e)	11.62	0.02	0.64	0.66	(0.07)		—	(0.07)

(a)	Calculated based on the average shares outstanding methodology.

(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Includes a distribution from capital of less than $0.005 per share.

(d)	Commenced operations on March 30, 2007.

(e)	Commenced operations on November 30, 2007.

(f)	Annualized.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS COMMODITY STRATEGY FUND

							Ratios assuming no
							expense reductions
					Ratio of				Ratio of
		Net assets,	Ratio of		net investment		Ratio of		net investment
Net asset		end of	net expenses		income		total expenses		income		Portfolio
value, end	Total	period	to average		to average		to average		to average		turnover
of period	return(b)	(in 000s)	net assets		net assets		net assets		net assets		rate

$5.40	(49.23)%	$40,118	0.92%		1.62%		1.06%		1.48%		279%
5.38	(49.66)	2,208	1.67		0.91		1.81		0.77		279
5.43	(48.96)	127,630	0.58		1.97		0.72		1.83		279
5.40	(49.14)	17	0.67		1.90		0.81		1.76		279
5.40	(49.39)	9	1.17		1.43		1.31		1.29		279

12.22	24.27	86,648	0.93	(f)	2.36	(f)	1.09	(f)	2.20	(f)	83
12.20	23.66	684	1.68	(f)	1.48	(f)	1.84	(f)	1.32	(f)	83
12.26	24.95	290,380	0.58	(f)	2.73	(f)	0.74	(f)	2.57	(f)	83
12.21	5.71	11	0.67	(f)	2.56	(f)	0.83	(f)	2.40	(f)	83
12.21	5.67	11	1.17	(f)	2.08	(f)	1.33	(f)	1.92	(f)	83

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL REAL ESTATE SECURITIES FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from			Distributions
		investment operations			to shareholders
	Net asset
	value,	Net	Net realized	Total from	From net	From net
	beginning	investment	and unrealized	investment	investment	realized	From	Total
Year - Share Class	of period	income(a)	gain (loss)	operations	income	gains	capital	distributions

FOR THE YEARS ENDED DECEMBER 31,

2008 - A	$10.85	$0.15	$(5.77)	$(5.62)	$—	$—	$(0.09)	$(0.09)
2008 - C	10.80	0.10	(5.73)	(5.63)	—	—	(0.07)	(0.07)
2008 - Institutional	10.84	0.19	(5.82)	(5.63)	—	—	(0.11)	(0.11)
2008 - IR	10.81	0.17	(5.74)	(5.57)	—	—	(0.10)	(0.10)

2007 - A	12.01	0.16	(0.44)	(0.28)	(0.84)	(0.04)	—	(0.88)
2007 - C	11.98	0.07	(0.43)	(0.36)	(0.78)	(0.04)	—	(0.82)
2007 - Institutional	12.03	0.21	(0.45)	(0.24)	(0.91)	(0.04)	—	(0.95)
2007 - IR(c)	12.40	0.03	(0.77)	(0.74)	(0.81)	(0.04)	—	(0.85)

FOR THE PERIOD ENDED DECEMBER 31,(e)

2006 - A	10.00	0.07	2.04	2.11	(0.10)	—	—	(0.10)
2006 - C	10.00	0.06	2.01	2.07	(0.09)	—	—	(0.09)
2006 - Institutional	10.00	0.09	2.05	2.14	(0.11)	—	—	(0.11)

(a)	Calculated based on the average shares outstanding methodology.

(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one year full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Commenced operations on November 30, 2007.

(d)	Annualized.

(e)	The Fund commenced operations on July 31, 2006.

(f)	The ratio is not annualized as the Fund’s income for the year ended December 31, 2007 did not correlate to the income earned during the class’s period of operation due to timing of income recognition.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL REAL ESTATE SECURITIES FUND

							Ratios assuming no
							expense reductions
					Ratio of				Ratio of
		Net assets,	Ratio of		net investment		Ratio of		net investment
Net asset		end of	net expenses		income		total expenses		income		Portfolio
value, end	Total	period	to average		to average		to average		to average		turnover
of period	return(b)	(in 000s)	net assets		net assets		net assets		net assets		rate

$5.14	(52.04)%	$127,811	1.53%		1.77%		1.60%		1.70%		96%
5.10	(52.33)	5,175	2.28		1.20		2.35		1.13		96
5.10	(52.25)	162,396	1.13		2.21		1.20		2.14		96
5.14	(51.78)	5	1.28		2.11		1.35		2.04		96

10.85	(2.56)	599,660	1.54		1.24		1.58		1.20		86
10.80	(3.22)	16,999	2.29		0.56		2.33		0.52		86
10.84	(2.23)	620,012	1.14		1.64		1.18		1.60		86
10.81	(6.20)	9	1.29	(d)	0.23	(f)	1.33	(d)	0.19	(f)	86

12.01	21.14	283,571	1.53	(d)	1.55	(d)	1.76	(d)	1.32	(d)	13
11.98	20.73	833	2.28	(d)	1.19	(d)	2.51	(d)	0.96	(d)	13
12.03	21.33	347,684	1.13	(d)	1.89	(d)	1.36	(d)	1.66	(d)	13

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS REAL ESTATE SECURITIES FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from			Distributions
		investment operations			to shareholders
	Net asset
	value,	Net	Net realized	Total from	From net	From net
	beginning	investment	and unrealized	investment	investment	realized	From	Total
Year - Share Class	of year	income (loss)(a)	gain (loss)	operations	income	gains	capital	distributions

FOR THE YEARS ENDED DECEMBER 31,

2008 - A	$15.50	$0.22	$(6.50)	$(6.28)	$(0.26)	$(0.59)	$(0.12)	$(0.97)
2008 - B	15.51	0.11	(6.49)	(6.38)	(0.20)	(0.59)	(0.09)	(0.88)
2008 - C	15.34	0.11	(6.42)	(6.31)	(0.20)	(0.59)	(0.09)	(0.88)
2008 - Institutional	15.61	0.29	(6.55)	(6.26)	(0.29)	(0.59)	(0.13)	(1.01)
2008 - Service	15.59	0.23	(6.55)	(6.32)	(0.26)	(0.59)	(0.11)	(0.96)
2008 - IR	15.50	0.27	(6.50)	(6.23)	(0.29)	(0.59)	(0.12)	(1.00)
2008 - R	15.50	0.22	(6.53)	(6.31)	(0.24)	(0.59)	(0.11)	(0.94)

2007 - A	22.40	0.16	(3.61)	(3.45)	(0.31)	(3.14)	—	(3.45)
2007 - B	22.44	(0.04)	(3.58)	(3.62)	(0.17)	(3.14)	—	(3.31)
2007 - C	22.24	(0.02)	(3.56)	(3.58)	(0.18)	(3.14)	—	(3.32)
2007 - Institutional	22.51	0.25	(3.64)	(3.39)	(0.37)	(3.14)	—	(3.51)
2007 - Service	22.51	0.12	(3.62)	(3.50)	(0.28)	(3.14)	—	(3.42)
2007 - IR(c)	19.47	(0.11)	(0.72)	(0.83)	—	(3.14)	—	(3.14)
2007 - R(c)	19.47	(0.11)	(0.72)	(0.83)	—	(3.14)	—	(3.14)

2006 - A	18.04	0.22	5.94	6.16	(0.33)	(1.47)	—	(1.80)
2006 - B	18.10	0.05	5.97	6.02	(0.21)	(1.47)	—	(1.68)
2006 - C	17.96	0.06	5.90	5.96	(0.21)	(1.47)	—	(1.68)
2006 - Institutional	18.10	0.31	5.96	6.27	(0.39)	(1.47)	—	(1.86)
2006 - Service	18.13	0.22	5.94	6.16	(0.31)	(1.47)	—	(1.78)

2005 - A	17.29	0.25	1.93	2.18	(0.34)	(1.09)	—	(1.43)
2005 - B	17.34	0.10	1.96	2.06	(0.21)	(1.09)	—	(1.30)
2005 - C	17.22	0.12	1.93	2.05	(0.22)	(1.09)	—	(1.31)
2005 - Institutional	17.34	0.34	1.92	2.26	(0.41)	(1.09)	—	(1.50)
2005 - Service	17.37	0.27	1.91	2.18	(0.33)	(1.09)	—	(1.42)

2004 - A	13.98	0.29	4.39	4.68	(0.34)	(1.03)	—	(1.37)
2004 - B	14.04	0.17	4.40	4.57	(0.24)	(1.03)	—	(1.27)
2004 - C	13.95	0.17	4.38	4.55	(0.25)	(1.03)	—	(1.28)
2004 - Institutional	14.02	0.35	4.40	4.75	(0.40)	(1.03)	—	(1.43)
2004 - Service	14.05	0.33	4.35	4.68	(0.33)	(1.03)	—	(1.36)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	Commenced operations on November 30, 2007.
(d)	Annualized.
(e)	The ratio is not annualized as the Fund’s income for the year ended December 31, 2007 did not correlate to the income earned during the class’s period of operation due to timing of income recognition.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS REAL ESTATE SECURITIES FUND

							Ratios assuming no
							expense reductions
		Net assets,	Ratio of		Ratio of		Ratio of		Ratio of
Net asset		end of	net expenses		net investment		total expenses		net investment		Portfolio
value, end	Total	year	to average		income (loss) to		to average		income (loss) to		turnover
of year	return(b)	(in 000s)	net assets		average net assets		net assets		average net assets		rate

$8.25	(40.89)%	$129,634	1.44%		1.60%		1.51%		1.53%		39%
8.25	(41.29)	4,742	2.19		0.81		2.26		0.74		39
8.15	(41.27)	7,208	2.19		0.90		2.26		0.83		39
8.34	(40.54)	247,916	1.04		2.19		1.11		2.12		39
8.31	(40.88)	4,389	1.54		1.72		1.61		1.65		39
8.27	(40.64)	6	1.19		2.04		1.26		1.97		39
8.25	(41.00)	7	1.69		1.76		1.76		1.69		39

15.50	(15.97)	317,274	1.45		0.71		1.49		0.67		42
15.51	(16.59)	12,074	2.20		(0.20)		2.24		(0.24)		42
15.34	(16.58)	16,065	2.20		(0.12)		2.24		(0.16)		42
15.61	(15.63)	413,030	1.05		1.12		1.09		1.08		42
15.59	(16.07)	7,262	1.55		0.53		1.59		0.49		42
15.50	(4.69)	10	1.19	(d)	(0.48	)(e)	1.23	(d)	(0.52	)(e)	42
15.50	(4.69)	10	1.69	(d)	(0.52	)(e)	1.73	(d)	(0.56	)(e)	42

22.40	34.31	442,983	1.44		1.05		1.50		0.99		30
22.44	33.33	23,799	2.19		0.24		2.25		0.18		30
22.24	33.29	25,948	2.19		0.27		2.25		0.21		30
22.51	34.86	557,831	1.04		1.47		1.10		1.41		30
22.51	34.17	12,081	1.54		1.05		1.60		0.99		30

18.04	12.83	301,360	1.44		1.42		1.53		1.33		19
18.10	12.03	21,597	2.19		0.58		2.28		0.50		19
17.96	12.03	20,020	2.19		0.65		2.28		0.56		19
18.10	13.30	348,872	1.04		1.89		1.13		1.80		19
18.13	12.76	5,778	1.54		1.49		1.64		1.40		19

17.29	34.28	277,873	1.44		1.92		1.62		1.74		30
17.34	33.24	24,452	2.19		1.12		2.28		1.03		30
17.22	33.26	18,410	2.19		1.13		2.28		1.04		30
17.34	34.76	232,525	1.04		2.34		1.13		2.25		30
17.37	34.15	2,496	1.54		2.19		1.63		2.10		30

The accompanying notes are an integral part of these financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
Goldman Sachs Trust — Goldman Sachs Select Satellite Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Goldman Sachs Absolute Return Tracker Fund, Goldman Sachs Commodity Strategy Fund, Goldman Sachs International Real Estate Securities Fund and Goldman Sachs Real Estate Securities Fund (collectively the “Goldman Sachs Select Satellite Funds”), portfolios of Goldman Sachs Trust, at December 31, 2008, the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Goldman Sachs Select Satellite Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
February 19, 2009

GOLDMAN SACHS SELECT SATELLITE FUNDS

Fund Expenses — Six Month Period Ended December 31, 2008 (Unaudited)

As a shareholder of Class A, Class B, Class C, Institutional, Service, Class IR or Class R Shares of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (with respect to Class A Shares) and contingent deferred sales charges (loads) on redemptions (with respect to Class B and Class C Shares), and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A, Class B, Class C and Class R Shares); and other fund expenses. This example is intended to help you understand your ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2008 through December 31, 2008.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Absolute Return Tracker Fund				Commodity Strategy Fund				International Real Estate Securities Fund				Real Estate Securities Fund
				Expenses				Expenses				Expenses				Expenses
	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the
	Account Value	Account Value		6 Months Ended	Account Value	Account Value		6 Months Ended	Account Value	Account Value		6 Months Ended	Account Value	Account Value		6 Months Ended
Share Class	7/01/08	12/31/08		12/31/08*	7/01/08	12/31/08		12/31/08*	7/01/08	12/31/08		12/31/08*	7/01/08	12/31/08		12/31/08*
Class A
Actual	$1,000	$880.90		$7.52	$1,000	$362.30		$3.18	$1,000	$586.80		$6.14	$1,000	$621.40		$5.91
Hypothetical 5% return	1,000	1,017.14	+	8.06	1,000	1,020.46	+	4.72	1,000	1,017.39	+	7.81	1,000	1,017.85	+	7.35

Class B
Actual													1,000	619.30		8.95
Hypothetical 5% return	N/A	N/A		N/A	N/A	N/A		N/A	N/A	N/A		N/A	1,000	1,014.08	+	11.14

Class C
Actual	1,000	877.70		11.00	1,000	360.50		5.71	1,000	585.50		9.13	1,000	619.80		8.96
Hypothetical 5% return	1,000	1,013.42	+	11.79	1,000	1,016.74	+	8.47	1,000	1,013.62	+	11.59	1,000	1,014.08	+	11.14

Institutional
Actual	1,000	883.00		5.68	1,000	362.90		1.99	1,000	582.90		4.54	1,000	623.60		4.24
Hypothetical 5% return	1,000	1,019.10	+	6.09	1,000	1,022.22	+	2.95	1,000	1,019.41	+	5.79	1,000	1,019.91	+	5.28

Service
Actual													1,000	621.60		6.32
Hypothetical 5% return	N/A	N/A		N/A	N/A	N/A		N/A	N/A	N/A		N/A	1,000	1,017.34	+	7.86

Class IR
Actual	1,000	881.90		6.39	1,000	362.20		2.33	1,000	589.40		5.11	1,000	622.80		4.90
Hypothetical 5% return	1,000	1,018.35	+	6.85	1,000	1,021.72	+	3.46	1,000	1,018.70	+	6.50	1,000	1,019.10	+	6.09

Class R
Actual	1,000	879.90		8.69	1,000	361.40		4.00					1,000	621.00		6.97
Hypothetical 5% return	1,000	1,015.89	+	9.32	1,000	1,019.25	+	5.94	N/A	N/A		N/A	1,000	1,016.54	+	8.67

*	Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended December 31, 2008. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal period. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class B	Class C	Institutional	Service	Class IR	Class R

Absolute Return Tracker	1.60%	N/A	2.35%	1.20%	N/A	1.35%	1.85%
Commodity Strategy	0.92	N/A	1.67	0.58	N/A	0.67	1.17
International Real Estate Securities	1.53	N/A	2.28	1.13	N/A	1.28	N/A
Real Estate Securities	1.44	2.19%	2.19	1.04	1.54%	1.19	1.69

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

GOLDMAN SACHS SELECT SATELLITE FUNDS

Trustees and Officers (Unaudited)
Independent Trustees

				Number of
		Term of		Portfolios in
		Office and		Fund Complex	Other
Name,	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	with the Trust	Time Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]

Ashok N. Bakhru Age: 66	Chairman of the Board of Trustees	Since 1991
President, ANB Associates (July 1994-March 1996 and November 1998-Present); Director, Apollo Investment Corporation (a business development company) (October 2008-Present); Executive Vice President—Finance and Administration and Chief Financial Officer and Director, Coty Inc. (manufacturer of fragrances and cosmetics) (April 1996-November 1998); Director of Arkwright Mutual Insurance Company (1984-1999); Trustee of International House of Philadelphia (program center and residential community for students and professional trainees from the United States and foreign countries) (1989-2004); Member of Cornell University Council (1992-2004 and 2006-Present); Trustee of the Walnut Street Theater (1992-2004; Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-Present); Director, Private Equity Investors—III and IV (November 1998-Present), and Equity-Limited Investors II (April 2002-Present); and Chairman, Lenders Service Inc. (provider of mortgage lending services) (2000-2003).

Chairman of the Board of Trustees—Goldman Sachs Mutual Fund Complex.
				95	Apollo Investment Corporation (a business development company)

John P. Coblentz, Jr. Age: 67	Trustee	Since 2003	Partner, Deloitte & Touche LLP (June 1975-May 2003); Director, Emerging Markets Group, Ltd. (2004-2006); and Director, Elderhostel, Inc. (2006-Present). Trustee—Goldman Sachs Mutual Fund Complex.	95	None

Diana M. Daniels Age: 59	Trustee	Since 2007	Ms. Daniels is retired (since January 2007). Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is Chairman of the Executive Committee, Cornell University (2006-Present); Member, Advisory Board, Psychology Without Borders (international humanitarian aid organization) (since 2007), and former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee—Goldman Sachs Mutual Fund Complex.	95	None

Patrick T. Harker Age: 50	Trustee	Since 2000	President, University of Delaware (July 2007-Present); Dean and Reliance Professor of Operations and Information Management, The Wharton School, University of Pennsylvania (February 2000-June 2007); Interim and Deputy Dean, The Wharton School, University of Pennsylvania (July 1999-January 2000); and Professor and Chairman of Department of Operations and Information Management, The Wharton School, University of Pennsylvania (July 1997-August 2000). Trustee—Goldman Sachs Mutual Fund Complex.	95	None

Jessica Palmer Age: 60	Trustee	Since 2007	Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer is a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-Present). Trustee—Goldman Sachs Mutual Fund Complex.	95	None

GOLDMAN SACHS SELECT SATELLITE FUNDS

Trustees and Officers (Unaudited) (continued)

Independent Trustees

Number of
		Term of		Portfolios in
		Office and		Fund Complex	Other
Name,	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	with the Trust	Time Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]

Richard P. Strubel Age: 69	Trustee	Since 1987	Director, Cardean Learning Group (provider of educational services via the internet) (2003-2008); President, COO and Director, Cardean Learning Group (1999-2003); Director, Cantilever Technologies, Inc. (a private software company) (1999-2005); Audit Committee Chairman, The University of Chicago (2006-Present); Trustee, The University of Chicago (1987-Present); and Managing Director, Tandem Partners, Inc. (management services firm) (1990-1999). Trustee—Goldman Sachs Mutual Fund Complex.	95	Gildan Activewear Inc. (a clothing marketing and manufacturing company); Northern Mutual Fund Complex (58 Portfolios) (Chairman of the Board of Trustees).

Interested Trustees

				Number of
		Term of		Portfolios in
		Office and		Fund Complex	Other
Name,	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	with the Trust	Time Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]

James A. McNamara* Age: 46	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998). President—Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President—Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President—Goldman Sachs Mutual Fund Complex (2001-2007). Trustee—Goldman Sachs Mutual Fund Complex (November 2007-Present and December 2002-May 2004).	95	None

Alan A. Shuch* Age: 59	Trustee	Since 1990	Advisory Director—GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999). Trustee—Goldman Sachs Mutual Fund Complex.	95	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, One New York Plaza, 37th Floor, New York, New York, 10004, Attn: Peter V. Bonanno.
[2]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) the conclusion of the first Board meeting held subsequent to the day the Trustee attains the age of 72 years (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust.
[3]	The Goldman Sachs Mutual Fund Complex consists of the Trust, Goldman Sachs Municipal Opportunity Fund, and Goldman Sachs Variable Insurance Trust. As of December 31, 2008, the Trust consisted of 83 portfolios (of which 82 offer shares to the public), and Goldman Sachs Variable Insurance Trust consisted of 11 portfolios.
[4]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-292-4726.

GOLDMAN SACHS SELECT SATELLITE FUNDS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Term of
Office and
	Position(s) Held	Length of
Name, Address and Age	With the Trust	Time Served[1]	Principal Occupation(s) During Past 5 Years

James A. McNamara 32 Old Slip New York, NY 10005 Age: 46	President and Trustee	Since 2007
Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President—Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President—Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President—Goldman Sachs Mutual Fund Complex (2001-2007).

Trustee—Goldman Sachs Mutual Fund Complex (November 2007-Present and December 2002-May 2004).

John M. Perlowski 32 Old Slip New York, NY 10005 Age: 44	Treasurer and Senior Vice President	Since 1997 Since 2007	Managing Director, Goldman Sachs (November 2003-Present) and Vice President, Goldman Sachs (July 1995-November 2003). Treasurer and Senior Vice President—Goldman Sachs Mutual Fund Complex.

Peter V. Bonanno One New York Plaza New York, NY 10004 Age: 41	Secretary	Since 2003
Managing Director, Goldman Sachs (December 2006-Present); Associate General Counsel, Goldman Sachs (2002-Present); Vice President, Goldman Sachs (1999-2006); and Assistant General Counsel, Goldman Sachs (1999-2002).

Secretary—Goldman Sachs Mutual Fund Complex (2006-Present); and Assistant Secretary—Goldman Sachs Mutual Fund Complex (2003-2006).

[1]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-292-4726.

 Goldman Sachs Trust — Select Satellite Funds — Tax Information (Unaudited)

For the year ended December 31, 2008, 0.39% of the dividends paid from net investment company taxable income by the Real Estate Securities Fund qualified for the dividends received deduction available to corporations.

For the 2008 tax year, the International Real Estate Securities Fund has elected to pass through a credit for taxes paid to foreign jurisdictions. The total amount of income received by the International Real Estate Securities Fund from sources within foreign countries and possessions of the United States was $0.2635 per share, all of which is attributable to qualified passive income. The percentage of net investment income dividends paid by the Fund during the year ended December 31, 2008 from foreign sources was 86.45%. The total amount of foreign taxes paid by the Fund was $0.0356 per share.

Pursuant to Section 852 of the Internal Revenue Code, the Real Estate Securities Fund designates $26,817,594, or, if different, the maximum amount allowable, as capital gain dividends paid during the year ended December 31, 2008.

For the year ended December 31, 2008, 100% and 3.26% of the dividends paid from net investment company taxable income by the International Real Estate Securities and Real Estate Securities Funds, respectively, qualify for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

During the year ended December 31, 2008, the Commodity Strategy Fund designates $17,030,306 as short-term capital gain dividends pursuant to Section 871(k) of the Internal Revenue Code.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With portfolio management teams located around the world — and $758 billion in assets under management as of September 30, 2008 — our investment professionals bring firsthand knowledge of local markets to every investment decision, making us one of the few truly global asset managers.

GOLDMAN SACHS FUNDS

In building a globally diversified portfolio, you can select from more than 80 Goldman Sachs Funds and gain access to investment opportunities across borders, investment styles, asset classes and security capitalizations.

Money Market[1]
Fixed Income
■ Enhanced Income Fund
■ Ultra-Short Duration
Government Fund
■ Short Duration Government
Fund
■ Short Duration Tax-Free Fund
■ Municipal Income Fund
■ Government Income Fund
■ Inflation Protected Securities
Fund
■ U.S. Mortgages Fund
■ Core Fixed Income Fund
■ Core Plus Fixed Income Fund
■ Investment Grade Credit Fund
■ Global Income Fund
■ High Yield Municipal Fund
■ High Yield Fund
■ Emerging Markets Debt Fund
■ Local Emerging Markets
Debt Fund

Domestic Equity
■ Balanced Fund
■ Growth and Income Fund
■ Structured Large Cap Value Fund
■ Large Cap Value Fund
■ Structured U.S. Equity Fund
■ Structured Large Cap Growth Fund
■ Capital Growth Fund
■ Strategic Growth Fund
■ All Cap Growth Fund
■ Concentrated Growth Fund
■ Tollkeeper FundSM
■ Mid Cap Value Fund
■ Growth Opportunities Fund
■ Small/Mid Cap Growth Fund
■ Structured Small Cap Equity Fund
■ Structured Small Cap Value Fund
■ Structured Small Cap Growth Fund
■ Small Cap Value Fund

Fund of Funds[2]■ Asset Allocation Portfolios
■ Income Strategies Portfolio
■ Satellite Strategies Portfolio
■ Enhanced Dividend Global Equity
Portfolio
■ Tax-Advantaged Global Equity
Portfolio

Retirement Strategies[2]
International Equity
■ Structured International Equity Fund
■ Structured International Equity
Flex Fund
■ Strategic International Equity Fund
■ Concentrated International Equity Fund
■ Structured International Small Cap Fund
■ International Small Cap Fund
■ Asia Equity Fund
■ Structured Emerging Markets
Equity Fund
■ Emerging Markets Equity Fund
■ Concentrated Emerging Markets
Equity Fund
■ BRIC Fund (Brazil, Russia, India, China)

Specialty[2]■ U.S. Equity Dividend and Premium
Fund
■ International Equity Dividend and
Premium Fund
■ Structured Tax-Managed Equity Fund
■ Structured International Tax-Managed
Equity Fund
■ Real Estate Securities Fund
■ International Real Estate Securities Fund
■ Commodity Strategy Fund
■ Absolute Return Tracker Fund

[1]	An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

[2]	Individual Funds within the Fund of Funds, Retirement Strategies and Specialty categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Fund of Funds, Retirement Strategies or Specialty category.

The Goldman Sachs Tollkeeper FundSM is a registered service mark of Goldman, Sachs & Co.

TRUSTEES Ashok N. Bakhru, Chairman John P. Coblentz, Jr. Diana M. Daniels Patrick T. Harker James A. McNamara Jessica Palmer Alan A. Shuch Richard P. Strubel	OFFICERS James A. McNamara, President John M. Perlowski, Senior Vice President and Treasurer Peter V. Bonanno, Secretary

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our Web site at www.goldmansachsfunds.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 32 Old Slip, 32nd Floor, New York, New York 10005

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission Web site at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q will become available on the SEC’s website at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. When available, the Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. When available, Forms N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

The Goldman Sachs International Real Estate Securities and Real Estate Securities Funds may invest in foreign securities, which may be more volatile and less liquid than investment in U.S. securities and will be subject to the risks of currency fluctuations and sudden economic or political developments. At times, the Funds may be unable to sell certain of their portfolio securities without a substantial drop in price, if at all.

Holdings and allocations shown may not be representative of current or future investments. Holdings and allocations may not include the Funds’ entire investment portfolio, which may change at any time. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus for the Fund. Please consider a Fund’s objectives, risks, and charges and expenses and read the prospectus carefully before investing. The Prospectus contains this and other information about the Fund.

Copyright 2009 Goldman, Sachs & Co. All rights reserved. 18717.MF SELSATAR / 36K / 02-09

ITEM 2.	CODE OF ETHICS.

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c)	During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d)	A copy of the Code of Ethics is available as provided in Item 12(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. John P. Coblentz, Jr. is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Table 1 — Items 4(a) - 4(d). The accountant fees below reflect the aggregate fees billed by all of the Funds of the Goldman Sachs Trust and includes the Goldman Sachs Funds to which this certified shareholder report relates.

	2008	2007	Description of Services Rendered
Audit Fees:

• PricewaterhouseCoopers LLP (“PwC”)	$2,137,976	$1,995,700	Financial Statement audits. For 2008, $ 706,116 represents audit fees borne by the Funds’ adviser in relation to fees incurred as a result of fiscal year end changes.

Audit-Related Fees:

• PwC	$70,222	$249,000	Other attest services

Tax Fees:

• PwC	$661,500	$511,900	Tax compliance services provided in connection with the preparation and review of the Registrant’s tax returns. For 2008, $71,161 represents fees borne by the Funds’ adviser in relation to fees incurred as a result of fiscal year end changes.

Table 2 — Items 4(b)(c) & (d). Non-Audit Services to the Goldman Sachs Trust’s service affiliates * that were pre-approved by the Audit Committee of the Goldman Sachs Trust pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

	2008	2007	Description of Services Rendered

Audit-Related Fees:

• PwC	$1,259,000	$937,000	Internal control review performed in accordance with Statement on Auditing Standards No. 70. These fees are borne by the Funds’ Adviser.

All Other Fees:

• PwC	$50,000	$199,500	Services provided for the review of documentation and filings in reference to share class and Fund commencements, Fund reorganizations and additional due diligence assessments. The 2008 fees represent amounts borne by the Funds’ adviser.

*	These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) — Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs Trust. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of Goldman Sachs Trust (“GST”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GST may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

     De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GST at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

     Pre-Approval of Non-Audit Services Provided to GST’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GST, the Audit Committee will pre-approve those non-audit services provided to GST’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GST) where the engagement relates directly to the operations or financial reporting of GST.

Item 4(e)(2) – 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the GST’s service affiliates listed in Table 2 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) – Not applicable.

Item 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GST by PricewaterhouseCoopers LLP for the twelve months ended December 31, 2008 and December 31, 2007 were approximately $731,722 and $760,900 respectively. The aggregate non-audit fees billed to GST’s adviser and service affiliates by PricewaterhouseCoopers LLP for non-audit services for the twelve months ended December 31, 2008 and December 31, 2007 were approximately $5.3 million and $5.3 million respectively. With regard to the aggregate non-audit fees billed to GST’s adviser and service affiliates, the 2006 and 2007 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GST’s operations or financial reporting.

Item 4(h) — GST’s Audit Committee has considered whether the provision of non-audit services to GST’s investment adviser and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors’ independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Stockholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS. There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Goldman Sachs Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 11(a)(1) of the registrant’s Form N-CSR filed on March 8, 2004 for its Real Estate Securities Fund (Accession Number 0000950123-04-0002984).

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	February 27, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	February 27, 2009

By:	/s/ John M. Perlowski

John M. Perlowski
Treasurer/Principal Financial Officer
Goldman Sachs Trust

Date:	February 27, 2009